SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 2-65955-99)
UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No. 78		[X]
and

REGISTRATION STATEMENT (NO. 811-02688-99) UNDER THE INVESTMENT COMPANY
ACT OF 1940
Amendment No. 78		[X]

VANGUARD TRUSTEES’ EQUITY FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Anne Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on February 23, 2017 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date), pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard International Value Fund Prospectus

February 23, 2017

Investor Shares

Vanguard International Value Fund Investor Shares (VTRIX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2016.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	23
More on the Fund	6	Purchasing Shares	23
The Fund and Vanguard	14	Redeeming Shares	26
Investment Advisors	15	Exchanging Shares	29
Dividends, Capital Gains, and Taxes	17	Frequent-Trading Limitations	30
Share Price	19	Other Rules You Should Know	32
Financial Highlights	21	Fund and Account Updates	36
		Employer-Sponsored Plans	37
		Contacting Vanguard	38
		Additional Information	39
		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.43%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks of companies located outside the United States that are considered by an advisor to be undervalued. Such stocks, called value stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets. The Fund uses multiple investment advisors.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

  Currency risk, which is the chance that the value of a foreign investment, measured in dollars, will decrease because of unfavorable changes in currency exchange rates.

Currency risk is especially high in emerging markets.

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• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of the Fund‘s benchmark index and other comparative indexes, which have investment characteristics similar to those of the Fund. Returns for the indexes shown are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard International Value Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.94% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.73% (quarter ended September 30, 2011).

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Average Annual Total Returns for Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Vanguard International Value Fund Investor Shares
Return Before Taxes	4.46%	6.01%	0.75%
Return After Taxes on Distributions	3.97	5.47	0.18
Return After Taxes on Distributions and Sale of Fund Shares	3.05	4.74	0.67
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI ACWI ex USA Index	4.50%	5.00%	0.96%
MSCI EAFE Index	1.00	6.53	0.75
Spliced International Index	4.50	5.00	–0.12

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

ARGA Investment Management, LP (ARGA) Edinburgh Partners Limited (Edinburgh Partners) Lazard Asset Management LLC (Lazard)

Portfolio Managers

A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, CFA, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

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Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has managed a portion of the Fund since 2008.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard International Value Fund’s expense ratio would be
0.43%, or $4.30 per $1,000 of average net assets. The average expense ratio for international funds in 2015 was 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

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Market Exposure

The Fund is a value-oriented fund that invests primarily in the common stocks of foreign companies in a number of different countries throughout the world, without regard for the size (capitalization) of the companies. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2016, was $31.1 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial-reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

Foreign Stock Market Returns
(1970–2016)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	10.8	9.4	9.7	9.9

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The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2016. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile and substantially less liquid than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different foreign markets—as well as for the U.S. market for comparison—from 2007 through 2016, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2007	13.86%	5.30%	39.39%	5.49%
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
2010	3.88	15.92	18.88	15.06
2011	–11.06	–13.74	–18.42	2.11
2012	19.12	14.42	18.22	16.00
2013	25.23	18.27	–2.60	32.39
2014	–6.18	–2.70	–2.19	13.69
2015	–2.84	2.96	–14.92	1.38
2016	–0.40	4.18	11.19	11.96

1 European market returns are measured by the MSCI Europe Index, Pacific market returns are measured by the MSCI Pacific Index, emerging markets returns are measured by the MSCI Emerging Markets Index, and U.S. market returns are measured by the S&P 500 Index.

2 MSCI Index returns reflect the reinvestment of cash dividends after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Fund in particular.

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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund‘s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities of foreign companies for the Fund. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies

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and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Lazard Asset Management LLC (Lazard) employs a research-driven, bottom-up, relative value approach in selecting stocks. Lazard seeks to identify individual stocks that offer an appropriate trade-off between valuation and financial productivity. The portfolio management team uses return on equity as the primary measure of financial productivity, while secondary measures include return on assets, cash return on equity, and operating margin. Lazard’s research analysts utilize a global sector approach to fundamental analysis. Stock selection is the result of the bottom-up process, regardless of sector and regional boundaries. Holdings and sector weightings may differ from the benchmark.

Edinburgh Partners Limited (Edinburgh Partners) employs a disciplined, value-oriented, global investment strategy to select stocks. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.

ARGA Investment Management, LP (ARGA) invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its valuation-focused process uses a dividend discount model (DDM) to select stocks that trade at a discount to intrinsic value based upon the company’s long-term earnings power and dividend-paying capability. The process begins with a quantitative screen that sorts the universe into valuation quintiles. Comprehensive fundamental company research then focuses on operational expertise, financial stability, and corporate governance, with stress tests performed to

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determine potential downside risk. The end result seeks a portfolio of businesses at a substantial discount to intrinsic value, with expected holding periods of generally three to five years. Holdings are continually evaluated based on their discount to intrinsic value. Position sizes are influenced by the discount and perceived risk, and sales tend to occur when holdings fall into the bottom half of the valuation universe or when changing fundamentals alter the investment thesis.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in equity securities of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in preferred stocks and convertible bonds. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders. Convertible bonds can be converted into, or exchanged for, common stocks.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may also invest in equity futures and options contracts, which are types of derivatives.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund‘s assets to facilitate cash flows to and from the Fund‘s advisors. The Fund typically invests its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating

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substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

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• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3.4 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• ARGA Investment Management, LP, 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901, is an investment management firm. As of October 31, 2016, ARGA managed approximately $2.6 billion in assets.

• Edinburgh Partners Limited, 27–31 Melville Street, Edinburgh, EH3 7JF, Scotland, is an investment management firm. As of October 31, 2016, the Edinburgh Partners investment advisory team managed approximately $8.8 billion in assets.

• Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co. LLC. As of October 31, 2016, Lazard managed approximately $187 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period (for ARGA and Lazard) or the preceding 36-month period (for Edinburgh Partners). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

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For the fiscal year ended October 31, 2016, the aggregate advisory fee represented an effective annual rate of 0.17% of the Fund’s average net assets before a performance-based increase of 0.03%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has worked in investment management since 1987, has been with ARGA since 2010, and has co-managed a portion of the Fund since 2012. Education: B.A.(Honors) in economics, St. Stephens College, University of Delhi; M.B.A. and M.A., University of Michigan.

Steven Morrow, CFA, Director of Research at ARGA. He has worked in investment management since 1993, has been with ARGA since 2010, and has co-managed a portion of the Fund since 2012. Education: B.S., University of New Hampshire; M.B.A., Cornell University.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985, has managed investment portfolios since 1986, has been with Edinburgh Partners since co-founding the firm in 2003, and has managed a portion of the Fund since 2008. Education: B.Sc. and Ph.D. in economics, University of Strathclyde/Scottish Business School.

Michael A. Bennett, CPA, Managing Director of Lazard. He has worked in investment management since 1987, has been with Lazard since 1992, and has co-managed a portion of the Fund since 2010. Education: B.S., New York University; M.B.A., University of Chicago.

Michael G. Fry, Managing Director of Lazard. He has worked in investment management since 1981, has been with Lazard since 2005, and has co-managed a portion of the Fund since 2010. Education: B.Sc., Flinders University.

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The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund‘s shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

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• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $33.22 per share. During the year, the Fund earned $0.721 per share from investment income (interest and dividends). There was a decline of $0.979 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.258 per share from investment operations.

Shareholders received $0.662 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $32.30, reflecting losses of $0.258 per share and distributions of $0.662 per share. This was a decrease of $0.92 per share (from $33.22 at the beginning of the year to $32.30 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –0.67% for the year.

As of October 31, 2016, the Fund had approximately $7.9 billion in net assets. For the year, its expense ratio was 0.43% ($4.30 per $1,000 of net assets), and its net investment income amounted to 2.29% of its average net assets. The Fund sold and replaced securities valued at 30% of its net assets.

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International Value Fund
			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.22	$36.87	$37.12	$29.78	$28.98
Investment Operations
Net Investment Income	.721	.669	.977[1]	.757	.804
Net Realized and Unrealized Gain (Loss)
on Investments	(.979)	(3.373)	(.530)	7.402	.838
Total from Investment Operations	(.258)	(2.704)	.447	8.159	1.642
Distributions
Dividends from Net Investment Income	(.662)	(.946)	(.697)	(.819)	(.842)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.662)	(.946)	(.697)	(.819)	(.842)
Net Asset Value, End of Period	$32.30	$33.22	$36.87	$37.12	$29.78
Total Return[2]	–0.67%	–7.43%	1.20%	27.94%	6.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,873	$7,932	$8,271	$8,028	$6,465
Ratio of Total Expenses to Average Net Assets[3]	0.43%	0.46%	0.44%	0.43%	0.40%
Ratio of Net Investment Income to Average
Net Assets	2.29%	1.95%	2.64%[1]	2.24%	2.77%
Portfolio Turnover Rate	30%	36%	37%	52%	53%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.01%, and (0.03%).

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

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By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—46).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic

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Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

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reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

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By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard

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account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

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Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.

  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If

31

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

32

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

33

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on

34

fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

  Accounts held through intermediaries.
  Accounts held by institutional clients.
  Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.
  The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

35

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have

36

about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard International Value Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisors.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

37

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard Web Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

Client Services 800-662-2739

(Text telephone for people with hearing impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

Institutional Division 888-809-8102

Financial Advisor and Intermediary Sales Support 800-997-2798

For fund and service information For literature requests

For account information

For most account transactions

For information and services for participants in employer- sponsored plans

For information and services for large institutional investors

For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

38

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
International Value Fund	5/16/1983	IntlVal	46	921939203

CFA® is a registered trademark owned by CFA Institute.

39

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the U.S.

MSCI EAFE Index. An index that tracks approximately 1,000 stocks from more than 20 developed markets in Europe and the Pacific Rim.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m., Eastern time.

40

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced International Index. An index that reflects performance of the MSCI EAFE Index through May 31, 2010, and the MSCI ACWI ex USA Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
International Value Fund, the following documents are	Participant Services
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188
Additional information about the Fund’s investments is	Text telephone for people with hearing impairment:
available in the Fund’s annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
discussion of the market conditions and investment	If you are a current Vanguard shareholder and would
like information about your account, account
strategies that significantly affected the Fund’s
transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)
Telephone: 800-662-2739
The SAI provides more detailed information about the
Text telephone for people with hearing impairment:
Fund and is incorporated by reference into (and thus	800-749-7273
legally a part of) this prospectus.
Information Provided by the Securities and
To receive a free copy of the latest annual or semiannual	Exchange Commission (SEC)
report or the SAI, or to request additional information	You can review and copy information about the Fund
about the Fund or other Vanguard funds, please visit	(including the SAI) at the SEC’s Public Reference Room in
vanguard.com or contact us as follows:	Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and other
If you are an individual investor:
information about the Fund are also available in the
The Vanguard Group
EDGAR database on the SEC’s website at www.sec.gov,
Investor Information Department
or you can receive copies of this information, for a fee, by
P.O. Box 2600	electronic request at the following email address:
Valley Forge, PA 19482-2600	publicinfo@sec.gov, or by writing the Public Reference
Telephone: 800-662-7447	Section, Securities and Exchange Commission,
Text telephone for people with hearing impairment:	Washington, DC 20549-1520.
800-749-7273
Fund’s Investment Company Act file number: 811-02968-99

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 046 022017

Vanguard Diversified Equity Fund
Prospectus

February 23, 2017

Investor Shares
Vanguard Diversified Equity Fund Investor Shares (VDEQX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2016.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	19
More on the Fund	5	Purchasing Shares	19
The Fund and Vanguard	12	Redeeming Shares	22
Investment Advisor	13	Exchanging Shares	25
Dividends, Capital Gains, and Taxes	13	Frequent-Trading Limitations	26
Share Price	16	Other Rules You Should Know	28
Financial Highlights	17	Fund and Account Updates	32
		Employer-Sponsored Plans	33
		Contacting Vanguard	34
		Additional Information	35
		Glossary of Investment Terms	36

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and dividend income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.36%
Total Annual Fund Operating Expenses	0.36%

1

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses of the Fund and its underlying funds remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

As a “fund of funds,” the Diversified Equity Fund invests in a diversified group of other Vanguard equity mutual funds, rather than in individual securities. The underlying funds’ holdings mainly consist of large-, mid-, and small-capitalization equity securities of domestic companies.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Manager risk, which is the chance that poor security selection will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

2

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Diversified Equity Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.56% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.78% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Vanguard Diversified Equity Fund Investor Shares
Return Before Taxes	8.47%	14.05%	6.49%
Return After Taxes on Distributions	6.63	12.69	5.61
Return After Taxes on Distributions and Sale of Fund Shares	6.30	11.15	5.10
MSCI US Broad Market Index
(reflects no deduction for fees, expenses, or taxes)	12.67%	14.71%	7.26%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the

3

shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

William Coleman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. As a “fund of funds,” the Diversified Equity Fund achieves its investment objective by investing in other Vanguard mutual funds. Through its investments in underlying funds, the Diversified Equity Fund indirectly owns a diversified portfolio of stocks.

Plain Talk About Fund of Funds

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

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Market Exposure

Through eight underlying Vanguard funds, the Diversified Equity Fund indirectly invests its assets in equity securities. These investments are designed to provide long-term capital appreciation and some income. The underlying equity funds are described later in this section under “Security Selection.” Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Fund’s policy of investing at least 80% of its assets in equity securities may only be changed upon 60 days’ notice to shareholders.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2016)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.9	10.1	10.3	11.0

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2016. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2016, was $46.1 billion.

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By owning shares of the underlying funds, the Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly mid- and large-cap, the Fund consists of stocks across the capitalization spectrum, including small-cap. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is the result of several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make small and mid-size companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Security Selection

The Fund seeks to achieve its objective by investing in a combination of other mutual funds rather than in individual securities.

The underlying Vanguard funds are managed according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors’ judgments about companies and their financial prospects.

The Diversified Equity Fund invests in the following funds, in approximately the percentages indicated. As of the date of this prospectus, the Fund invested in Investor Shares of each underlying Vanguard fund. Share class changes may be made without prior notice to shareholders.

  Vanguard Growth and Income Fund (20%)
  Vanguard Morgan™ Growth Fund (15%)
  Vanguard U.S. Growth Fund (15%)
  Vanguard Windsor II Fund (15%)
  Vanguard Windsor™ Fund (15%)
  Vanguard Explorer™ Fund (10%)
  Vanguard Mid-Cap Growth Fund (5%)
  Vanguard Capital Value Fund (5%)

Vanguard Growth and Income Fund, made up of both value- and growth-oriented stocks that are mainly large-cap, is included primarily for its potential for a total return greater than that of the Standard & Poor’s 500 Index.

• Vanguard Growth and Income Fund uses quantitative approaches to select a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P 500 Index but are expected to provide a higher total return than that of the Index.

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Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard Capital Value Fund are value-oriented stock funds. Vanguard Windsor Fund and Vanguard Windsor II Fund are included primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income. Vanguard Capital Value Fund is included primarily for its potential to provide long-term maximum total return.

• Vanguard Windsor Fund and Vanguard Windsor II Fund invest in mid- and large-cap companies, and Vanguard Capital Value Fund invests in companies across the capitalization spectrum. These funds invest in companies whose stocks are considered undervalued by the advisors. These stocks typically have below-average prices in relation to measures such as earnings and book value.

Vanguard Explorer Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard Mid-Cap Growth Fund are growth-oriented stock funds. These funds are included primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.

• Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund’s advisors to have superior growth potential. These companies often provide little or no dividend income.

  Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-cap companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.

• Vanguard U.S. Growth Fund invests mainly in large-cap stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

• Vanguard Mid-Cap Growth Fund invests mainly in the stocks of mid-size companies.

In selecting stocks, the fund’s advisors choose companies considered to have the best prospects for future growth.

The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

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Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each style has periods when it outperforms the other.

Other Investment Policies and Risks

Through its investment in the underlying funds, Vanguard Diversified Equity Fund is proportionately exposed to certain investment style risks, each of which is described in detail in the underlying funds’ prospectuses. For example, through its investment in Vanguard Explorer Fund and Vanguard Mid-Cap Growth Fund, the Fund is subject to the risk that small-cap growth stocks and mid-cap growth stocks, respectively, will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Because the Diversified Equity Fund indirectly invests in growth and value stocks, and across all capitalization ranges, the Fund in the aggregate is not subject to any particular primary investment style risk.

To the extent that the underlying funds own foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

9

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each underlying fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective, which in turn may prevent the Diversified Equity Fund from achieving its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

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Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3.4 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

According to an agreement applicable to Vanguard Diversified Equity Fund and Vanguard, the Fund’s direct expenses will be offset by Vanguard for (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

The Fund’s trustees believe that the offsets should be sufficient to cover most, if not all, of the direct expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero direct expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses. Although the Diversified Equity Fund is not expected to incur any net expenses directly, the Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2016, Vanguard served as advisor for approximately $2.9 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

The underlying Vanguard funds employ multiple advisors, none of which are paid a management fee for performing investment management services for Vanguard Diversified Equity Fund. However, the advisors receive management fees for managing the underlying Vanguard funds. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

William Coleman, CFA, Portfolio Manager at Vanguard. He has worked in investment management since joining Vanguard in 2006 and has co-managed the Fund since 2013. Education: B.S., King’s College; M.S., Saint Joseph’s University.

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income as well as any net short-term or long-term capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

14

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. The underlying Vanguard funds in which the Fund invests also do not calculate their NAV on days when the NYSE is closed, but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares, including institutional money market fund shares, held by the Fund are based on the NAVs of the shares. The values of any ETF shares held by the Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $33.15 per share. During the year, the Fund earned $0.397 per share from investment income and $0.86 per share in capital gain distributions received. There was a decline of $0.836 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.421 per share from investment operations.

Shareholders received $2.811 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $30.76, reflecting earnings of $0.421 per share and distributions of $2.811 per share. This was a decrease of $2.39 per share (from $33.15 at the beginning of the year to $30.76 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.39% for the year.

As of October 31, 2016, the Fund had approximately $1.3 billion in net assets. For the year, its acquired fund fees and expenses were 0.36%, and its net investment income amounted to 1.26% of its average net assets. The Fund sold and replaced securities valued at 9% of its net assets.

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Diversified Equity Fund

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.15	$33.18	$29.43	$22.70	$20.34
Investment Operations
Net Investment Income	.397	.394	.322[1]	.332	.262
Capital Gain Distributions Received	.860	2.606	.848[1]	.131	.034
Net Realized and Unrealized Gain (Loss)
on Investments	(.836)	(1.453)	3.243	6.626	2.310
Total from Investment Operations	.421	1.547	4.413	7.089	2.606
Distributions
Dividends from Net Investment Income	(.362)	(.342)	(.283)	(.344)	(.246)
Distributions from Realized Capital Gains	(2.449)	(1.235)	(.380)	(.015)	—
Total Distributions	(2.811)	(1.577)	(.663)	(.359)	(.246)
Net Asset Value, End of Period	$30.76	$33.15	$33.18	$29.43	$22.70
Total Return[2]	1.39%	4.71%	15.20%	31.70%	12.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,276	$1,456	$1,513	$1,420	$1,173
Ratio of Total Expenses to Average
Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.40%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.16%	1.03%	1.27%	1.18%
Portfolio Turnover Rate	9%	10%	5%	5%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

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By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—608).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic

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Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

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reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

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By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard

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account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

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Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.

  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients.

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Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

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Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

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If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

  Accounts held through intermediaries.
  Accounts held by institutional clients.
  Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.
  The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of

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purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

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Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Diversified Equity Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

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Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

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Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Diversified Equity Fund	6/10/2005	DivEqInv	608	921939401

CFA® is a registered trademark owned by CFA Institute.

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Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI US Broad Market Index. An index that tracks virtually all stocks that trade in the U.S. stock market.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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discussion of the market conditions and investment	like information about your account, account
transactions, and/or account statements, please call:
strategies that significantly affected the Fund’s
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The SAI provides more detailed information about the
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P 608 022017

Vanguard Emerging Markets Select Stock Fund
Prospectus

February 23, 2017

Investor Shares
Vanguard Emerging Markets Select Stock Fund Investor Shares (VMMSX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2016.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	26
More on the Fund	7	Purchasing Shares	26
The Fund and Vanguard	16	Redeeming Shares	29
Investment Advisors	17	Exchanging Shares	32
Dividends, Capital Gains, and Taxes	20	Frequent-Trading Limitations	33
Share Price	22	Other Rules You Should Know	35
Financial Highlights	24	Fund and Account Updates	39
		Employer-Sponsored Plans	40
		Contacting Vanguard	41
		Additional Information	42
		Glossary of Investment Terms	43

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.72%
12b-1 Distribution Fee	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.90%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in equity securities of companies located in emerging markets. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets among companies located in emerging markets around the world. Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of companies located in emerging markets. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. The Fund uses multiple investment advisors.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of the Fund‘s benchmark index and another comparative index, which have investment characteristics similar to those of the Fund. FTSE Emerging Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI Emerging Markets Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Select Stock Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended March 31, 2012), and the lowest return for a quarter was –17.92% (quarter ended September 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2016
			Since
			Inception
			(Jun. 27,
	1 Year	5 Years	2011)
Vanguard Emerging Markets Select Stock Fund Investor Shares
Return Before Taxes	16.86%	2.74%	–1.05%
Return After Taxes on Distributions	16.52	2.47	–1.29
Return After Taxes on Distributions and Sale of Fund Shares	9.93	2.19	–0.73
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Emerging Index	13.17%	1.83%	–1.53%
MSCI Emerging Markets Index	11.19	1.28	–2.12

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

M&G Investment Management Limited (M&G) Oaktree Capital Management, L.P. (Oaktree) Pzena Investment Management, LLC (Pzena)

Wellington Management Company LLP (Wellington Management)

Portfolio Managers

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has managed a portion of the Fund since its inception in 2011.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Caroline Cai, CFA, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Allison Fisch, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since its inception in 2011.

Cheryl M. Duckworth, CFA, Senior Managing Director and Associate Director of Global Industry Research of Wellington Management. She has managed a portion of the Fund since its inception in 2011 (co-managed since 2015).

Mark Mandel, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management. He has co-managed a portion of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Emerging Markets Select Stock Fund’s expense ratio would be 0.90%, or $9.00 per $1,000 of average net assets. The average expense ratio for emerging markets funds in 2015 was 1.54%, or $15.40 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests primarily in the common stocks of companies located in emerging markets throughout the world, without regard for the size (capitalization) of the companies.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund‘s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments are not subject to the same accounting, auditing, legal, tax, and financial-reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

To illustrate the volatility of foreign stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of foreign stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

Foreign Stock Market Returns
(1970–2016)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–4.7	0.7	3.1
Average	10.8	9.4	9.7	9.9

The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1970 through 2016. These average annual returns reflect past performance of foreign stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile and substantially less liquid than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different foreign markets—as well as for the U.S. market for comparison—from 2007 through 2016, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2007	13.86%	5.30%	39.39%	5.49%
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
2010	3.88	15.92	18.88	15.06
2011	–11.06	–13.74	–18.42	2.11
2012	19.12	14.42	18.22	16.00
2013	25.23	18.27	–2.60	32.39
2014	–6.18	–2.70	–2.19	13.69
2015	–2.84	2.96	–14.92	1.38
2016	–0.40	4.18	11.19	11.96

1 European market returns are measured by the MSCI Europe Index, Pacific market returns are measured by the MSCI Pacific Index, emerging markets returns are measured by the MSCI Emerging Markets Index, and U.S. market returns are measured by the S&P 500 Index.

2 MSCI Index returns reflect the reinvestment of cash dividends after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Fund in particular.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund‘s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities for the Fund. The advisors may consider emerging countries to be those included in the Fund’s benchmark index, the FTSE Emerging Index; countries classified as emerging economies by the World Bank; and other countries or markets with similar emerging characteristics. Each advisor will consider, among other things, a country’s political and economic stability and the development of its financial and capital markets when determining what constitutes an emerging market country. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor uses a different process to select securities for its portion of the Fund’s assets. The equity securities selected for the Fund will typically be from those emerging markets countries included in the FTSE Emerging Index.

Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Wellington Management Company LLP (Wellington Management) allocates assets to a team of Wellington Management’s investment professionals, who are primarily Global Industry Analysts (GIAs). The relative size of each analyst’s subportfolio of assets is roughly proportional to the relative weight of the analyst’s coverage universe in the Fund’s benchmark, the FTSE Emerging Index. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. The advisor believes that the experience of covering the same companies over a period of many years provides the GIAs with unusually in-depth knowledge, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines, which diversifies investment style risk, as individual analysts have developed valuation methodologies that have proved most relevant to their particular industries. The country weights are determined by the stock selection process. The Wellington Management analysts communicate on a regular basis to discuss risk arising from overall portfolio-level country exposures.

Oaktree Capital Management, L.P. (Oaktree) seeks to capture misevaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintenance of in-house models focused on deriving reliable cash flow projections. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management.

Oaktree’s investment process results in a diversified portfolio and limits exposure by country and industry in order to avoid concentrated positions that could expose the portfolio to heightened risk. The portfolio will hold companies across all market capitalizations; less liquid companies will only be included in the portfolio if the advisor concludes that there is significant upside potential.

M&G Investment Management Limited (M&G) uses a long-term, bottom-up approach to portfolio management that seeks to identify companies that are disciplined with capital, can generate returns above the cost of capital, and are focused on creating value. M&G’s long-term view attempts to take advantage of pricing anomalies created by short-term investors.

M&G’s company selection analysis focuses on individual companies’ assets, industry dynamics, constructive discussions with management, and corporate governance. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality.

Pzena Investment Management, LLC (Pzena) utilizes a deep-value approach to portfolio management that focuses on the most undervalued companies based on five-year price-to-normalized earnings. Pzena believes that this value philosophy works well in emerging markets because most investors ignore the cost side of the equation and focus only on growth. Because the companies that the advisor targets may be underperforming their historical earnings power, each undergoes intensive fundamental research to determine whether the problems are temporary or permanent.

Stocks are considered for purchase after meeting three criteria: (1) the company’s identified problems, if any, are temporary; (2) the company’s management has a viable strategy to generate a recovery in earnings; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena’s portfolio will be diversified among sectors and countries.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in equity securities of companies located in emerging markets, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may also invest in stock futures, stock index futures, and options contracts, which are all types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund‘s assets to facilitate cash flows to and from the Fund‘s advisors. The Fund typically invests its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3.4 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R

0HH, England, is an advisory firm and wholly owned subsidiary of Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain’s first unit trust (mutual fund) in 1931. As of October 31, 2016, M&G managed approximately $341 billion in assets.

• Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including emerging markets. As of October 31, 2016, Oaktree managed approximately $100 billion in assets.

• Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY

10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. The members of the firm’s executive committee and other employees collectively own a majority of the firm. As of October 31, 2016, Pzena managed approximately $27.4 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2016, Wellington Management had investment management authority with respect to approximately $998 billion in client assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI Emerging Markets Index through July 31, 2013, and the FTSE Emerging Index thereafter over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

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For the fiscal year ended October 31, 2016, the aggregate advisory fee represented an effective annual rate of 0.52% of the Fund's average net assets before a performance-based decrease of 0.03%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has worked in investment management for M&G since 1996, has managed investment portfolios since 2007, and has managed a portion of the Fund since its inception in 2011. Education: B.A., Oxford University.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990, has been with Oaktree since 1999, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Fairfield University.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990, has managed investment portfolios since 1998, has been with Oaktree since 2000, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Harvard College; M.B.A., University of California, Los Angeles.

Caroline Cai, CFA, Principal of Pzena. She has worked in investment management since 1998, has managed investment portfolios for Pzena since 2007, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Bryn Mawr College.

Allison Fisch, Principal of Pzena. She has worked in investment management since 2001, has managed investment portfolios for Pzena since 2008, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Dartmouth College.

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John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1979, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Wheaton College; M.B.A., the Kellogg School of Management at Northwestern University.

Cheryl M. Duckworth, CFA, Senior Managing Director and Associate Director of Global Industry Research of Wellington Management. She has worked in investment management since 1988, has been with Wellington Management since 1994, has managed investment portfolios since 2003, and has managed a portion of the Fund since its inception in 2011 (co-managed since 2015). Education: B.A., Duke University; M.S., Massachusetts Institute of Technology.

Mark Mandel, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management. He has worked in investment management and has been with Wellington Management since 1994, has managed investment portfolios since 1995, and has co-managed a portion of the Fund since 2015. Education: B.A., Bates College; M.B.A., Tuck School of Business at Dartmouth College.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments.
Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

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  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $16.48 per share. During the year, the Fund earned $0.234 per share from investment income (interest and dividends) and $1.84 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.284 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $18.27, reflecting earnings of $2.074 per share and distributions of $0.284 per share. This was an increase of $1.79 per share (from $16.48 at the beginning of the year to $18.27 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.95% for the year.

As of October 31, 2016, the Fund had approximately $339 million in net assets.
For the year, its expense ratio was 0.90% ($9.00 per $1,000 of net assets), and its net investment income amounted to 1.57% of its average net assets. The
Fund sold and replaced securities valued at 46% of its net assets.

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Emerging Markets Select Stock Fund
			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.48	$20.13	$20.37	$18.73	$17.69
Investment Operations
Net Investment Income	.234	.290	.264	.303[1]	.302[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.840	(3.685)	(.242)	1.567	.764
Total from Investment Operations	2.074	(3.395)	.022	1.870	1.066
Distributions
Dividends from Net Investment Income	(.284)	(.255)	(.262)	(.230)	(.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.284)	(.255)	(.262)	(.230)	(.026)
Net Asset Value, End of Period	$18.27	$16.48	$20.13	$20.37	$18.73
Total Return[2]	12.95%	–16.99%	0.15%	10.04%	6.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$339	$259	$311	$223	$110
Ratio of Total Expenses to
Average Net Assets[3]	0.90%	0.93%	0.96%	0.94%	0.92%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.59%	1.53%	1.55%	1.66%
Portfolio Turnover Rate	46%	49%	54%	54%	93%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown.

3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.00%, 0.04%, 0.02%, and 0.01%.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

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By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—752).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic

27

Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard

28

reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

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By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard

30

account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

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Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.

33

  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients.

34

Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

35

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

36

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

37

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

  Accounts held through intermediaries.
  Accounts held by institutional clients.
  Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.
  The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of

38

purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

39

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Emerging Markets Select Stock Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisors.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be

40

Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

41

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and	The Vanguard Group
Employer-Sponsored Plan Participants)	P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

Vanguard
	Inception Newspaper	Fund	CUSIP
	Date Abbreviation	Number	Number
Emerging Markets Select Stock Fund	6/27/2011 EmgMktSelStk	752	921939500

CFA® is a registered trademark owned by CFA Institute.

42

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE Emerging Index. A market-capitalization-weighted index representing large- and mid-cap stocks of companies located in emerging markets around the world.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

MSCI Emerging Markets Index. An index that tracks stocks in more than 20 emerging markets of Europe, Asia, Africa, and Latin America.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

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Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

44

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a participant in an employer-sponsored plan:
If you would like more information about Vanguard	The Vanguard Group
Emerging Markets Select Stock Fund, the following	Participant Services
documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders	Telephone: 800-523-1188
Additional information about the Fund’s investments is	Text telephone for people with hearing impairment:
available in the Fund’s annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
discussion of the market conditions and investment	If you are a current Vanguard shareholder and would
like information about your account, account
strategies that significantly affected the Fund’s
transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)
Telephone: 800-662-2739
The SAI provides more detailed information about the
Text telephone for people with hearing impairment:
Fund and is incorporated by reference into (and thus	800-749-7273
legally a part of) this prospectus.
Information Provided by the Securities and
To receive a free copy of the latest annual or semiannual	Exchange Commission (SEC)
report or the SAI, or to request additional information	You can review and copy information about the Fund
about the Fund or other Vanguard funds, please visit	(including the SAI) at the SEC’s Public Reference Room in
vanguard.com or contact us as follows:	Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and other
If you are an individual investor:
information about the Fund are also available in the
The Vanguard Group
EDGAR database on the SEC’s website at www.sec.gov,
Investor Information Department
or you can receive copies of this information, for a fee, by
P.O. Box 2600	electronic request at the following email address:
Valley Forge, PA 19482-2600	publicinfo@sec.gov, or by writing the Public Reference
Telephone: 800-662-7447	Section, Securities and Exchange Commission,
Text telephone for people with hearing impairment:	Washington, DC 20549-1520.
800-749-7273
Fund’s Investment Company Act file number: 811-02968-99

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 752 022017

Vanguard Alternative Strategies Fund
Prospectus

February 23, 2017

Investor Shares
Vanguard Alternative Strategies Fund Investor Shares (VASFX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2016.
Neither the Securities and Exchange Commission (SEC) nor the Commodities Futures Trading
Commission (CFTC) have approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	35
More on the Fund	10	Purchasing Shares	35
The Fund and Vanguard	26	Redeeming Shares	38
Investment Advisor	27	Exchanging Shares	41
Dividends, Capital Gains, and Taxes	28	Frequent-Trading Limitations	42
Share Price	31	Other Rules You Should Know	44
Financial Highlights	33	Fund and Account Updates	48
		Employer-Sponsored Plans	50
		Contacting Vanguard	51
		Additional Information	52
		Related Performance	53
		Glossary of Investment Terms	55

Fund Summary

Investment Objective

The Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets, and that are less volatile than the overall U.S. stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None
Purchase Fee		None
Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fee		None
Account Service Fee (for certain fund account balances below $10,000)		$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.26%
12b-1 Distribution Fee		None
Other Expenses
Dividend Expenses on Securities Sold Short	0.35%
Borrowing Expenses on Securities Sold Short	0.00%
Other Operating Expenses	0.06%
Total of Other Expenses		0.41%
Acquired Fund Fees and Expenses		0.04%
Total Annual Fund Operating Expenses		0.71%

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to generate returns by utilizing several alternative strategies that, individually and collectively, are expected to have low correlation with traditional capital markets and that collectively are expected to have lower volatility than the overall U.S. stock market. The strategies are based on the advisor’s view regarding investable opportunities across capital markets. The Fund pursues strategies that include the following: long/short equity, event driven, fixed income relative value, currencies, and commodity-linked investments. The Fund will hold long and/or short positions within each strategy in an allocation that attempts to minimize market exposure, while attempting to capture attractive risk premiums identified by the advisor. The advisor expects that, over the long term, the assets underlying its long positions will outperform (appreciate more than or depreciate less than) the assets underlying its short positions.

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The Fund implements these strategies by investing—either directly or indirectly through a wholly owned subsidiary—in a broad range of investments that may include, but are not limited to, the following: equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and U.S. Treasury futures; and swaps.

The Fund seeks to generate absolute returns independent of market conditions, while minimizing volatility by combining strategies with different volatility patterns. The Fund is expected to utilize leverage in an attempt to match the expected risk profile of each individual strategy to a targeted level. A strategy will generate a positive return if stocks or other instruments held long (long positions) in the aggregate outperform stocks or other instruments sold short (short positions). This will happen if the long positions increase in value (appreciate) while the short positions decline in value (depreciate) or if the long positions appreciate more than, or depreciate less than, the short positions.

While the Fund generally expects to maintain an approximate equal weighting among the strategies, the advisor may increase or decrease a strategy’s weighting within the Fund to a level deemed appropriate to further the Fund’s investment objective. In addition, the advisor may discontinue use of any of the strategies or add one or more new strategies if deemed to be in the best interests of the Fund.

The strategies employed by the Fund include:

• Long/Short Equity: The Fund may engage in strategies that seek to provide both long and short exposure to equity securities. This strategy involves simultaneously purchasing equities (e.g., U.S. and foreign stocks) the advisor expects to increase in value (i.e., investing long) and selling equities the advisor expects to decrease in value (i.e., short selling). This strategy may maintain overweightings in a variety of industry and sector exposures when seeking to capitalize on pricing inefficiencies between related equity securities. When taking a short position, the Fund sells a stock that it does not own and then borrows the stock from a third party to meet its settlement obligations. The Fund seeks to reduce the net exposure of the overall portfolio to general market movements and to minimize volatility by simultaneously engaging in long investing and short selling.

• Event Driven: The Fund may engage in event driven strategies, which seek to profit from investing in, and in some cases shorting, the securities (e.g., U.S. and foreign stocks) of a company on the basis that a specific event or catalyst will affect the price of the company’s stock. This strategy attempts to capitalize on price discrepancies and returns generated by an impending corporate activity, such as an acquisition or merger. The advisor may also engage in this strategy using futures, forwards, or swaps. Foreign currency exchange forward contracts may be used to hedge currency

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risks presented by securities transactions. Swaps and futures may be used to create synthetic exposure to securities.

• Fixed Income Relative Value: The Fund may seek to profit by capitalizing on perceived mispricing of various liquid fixed income or interest rate sensitive securities. This strategy will employ a variety of quantitative and qualitative methods to identify securities it believes are mispriced or display liquidity discrepancies based on historical, fundamental, or technical factors. The advisor may engage in this strategy primarily using U.S. Treasury futures.

• Currencies: The Fund may utilize this strategy to benefit from expected currency movements across countries through the use of long and short foreign currency exchange forward contracts. The Fund seeks to benefit from premiums associated with selling currencies of countries with poor fundamental characteristics and purchasing currencies of countries with strong fundamental characteristics.

• Commodity-Linked Investments: The Fund may engage in investments that create both long and short exposure to commodities by using exchange-traded commodity futures contracts, commodity-linked swaps, or other commodity-linked investments. Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. The Fund typically obtains exposure to commodities by investing a portion of its assets in a wholly owned subsidiary, which in turn invests in commodity-linked investments and fixed income securities. The Fund may also obtain exposure to commodities by investing directly in commodity-linked investments. Commodity-linked investments include commodity futures contracts, commodity-linked structured notes, commodity-linked swaps, exchange-traded commodity pools or funds, and other commodity-linked instruments.

Principal Risks

An investment in the Fund could lose money over short, intermediate, or even long periods of time. Returns may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies individually or collectively will succeed.

The Fund’s strategies involve the use of leverage so its investment program may be considered speculative and is expected to involve considerable risks. The Fund could lose money at any time and may underperform the markets in which it invests during any given period, regardless of whether such markets rise or fall.

The Fund is subject to the risks described below. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance, sometimes significantly.

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Absolute Return Investing Risk

Absolute return investing is complex and may involve greater risk than investing in a traditional portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the Fund will have low correlation with the returns of traditional capital markets. It is possible that the Fund’s investment returns may converge with the investment returns of equity or fixed income markets during a period of declining stock prices, thereby eliminating the diversification benefit that the advisor expects from the strategies. During these times, the strategies’ correlations could increase, which in turn could increase the Fund’s overall volatility.

Manager Risk

The Fund is subject to manager risk, which is the chance that poor investment selections, poor asset allocation decisions, and/or poor strategy execution by the advisor will cause the Fund to fail to achieve its objective or to generate lower returns than would be achieved from different investment selections and/or asset allocation decisions. Poor investment selection by the advisor could also cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Derivatives Risk

The use of derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, options, and warrants—presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index, or reference rate. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. In addition, regulators and futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions that any person may hold or control, in particular derivatives contracts. Some contract positions, such as commodity futures contracts, held by the Fund and/or the subsidiary may have to be liquidated at disadvantageous times or prices to avoid exceeding such position limits, which may adversely affect the Fund’s total return. The use of a derivative subjects the investor to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.

Short-Selling Risk

Short-selling risk is the chance that the Fund will lose money in connection with its short sales of securities or other instruments. Short selling allows an investor to profit from declines in the prices of securities or other instruments. There is no guarantee that the price of the securities or other instruments will decline; in fact, it may rise. To

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generate cash to close out a short position, the Fund may have to sell a related long position at a disadvantageous time. The Fund’s loss on a short sale is potentially unlimited, because there is no limit on the price a security or instrument sold short could attain.

Commodity-Linked Investment Risk

The Fund has the ability to obtain commodity exposure by investing directly in commodity-linked investments or investing indirectly in those investments through a wholly owned subsidiary organized under the laws of the Cayman Islands. These investments subject the Fund to risks associated with investments in commodities. Commodity futures trading is volatile and even a small movement in market prices could cause large losses. Commodity-linked investment risks include commodity futures trading risk, counterparty risk, derivatives risk, and tax risk. These risks are described under More on the Fund. Investment in a wholly owned subsidiary also subjects the Fund to subsidiary investment risk, manager risk, and tax risk. These subsidiary-related risks are described in more detail under More on the Fund. In particular, the subsidiary will not be organized as a mutual fund that is registered under any federal or state securities laws, including the Investment Company Act of 1940. The tax treatment of the Fund’s investment in the subsidiary may be adversely affected by changes in laws or regulations, or interpretations of existing laws or regulations, of the United States and/or the jurisdiction of the subsidiary.

Leverage Risk

Leverage risk is the chance that any leveraged losses will exceed the principal amount invested by the Fund. Returns from a leveraged investment have the potential to be more volatile than returns from traditional stock and bond investments, which exposes the Fund to heightened risks.

Stock Market Risk

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than

U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

Currency Risk

The Fund is subject to currency risk, which is the chance that the Fund could suffer losses from currency-related investments. For example, if positions the Fund holds long decline in value and/or positions the Fund holds short increase in value, then the Fund could incur a loss. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial loss of invested capital.

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An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Alternative Strategies Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.22% (quarter ended March 31, 2016), and the lowest return for a quarter was –2.61% (quarter ended December 31, 2016).

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Average Annual Total Returns for Periods Ended December 31, 2016
		Since
		Inception
		(Aug. 11,
	1 Year	2015)
Vanguard Alternative Strategies Fund Investor Shares
Return Before Taxes	2.61%	4.08%
Return After Taxes on Distributions	1.31	2.98
Return After Taxes on Distributions and Sale of Fund Shares	1.74	2.72
FTSE 3-month U.S.T-Bill Index + 4%
(reflects no deduction for fees, expenses, or taxes)	4.39%	4.32%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has managed the Fund since its inception in 2015 (co-managed since 2016).

Anatoly Shtekhman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Binbin Guo, Ph.D., Principal of Vanguard and head of Equity Research and Portfolio Strategies of Vanguard’s Quantitative Equity Group. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $250,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

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Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this

symbol throughout the

prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Plain Talk About Absolute Return Investing

Conventional approaches to investing money seek to either track or exceed the performance of a particular asset or sub-asset class. An absolute return approach to investing, however, seeks capital appreciation over the long term while exhibiting low correlation with the returns of traditional capital markets. During periods of falling or rising stock prices, an absolute return investment may generate returns that are markedly different from the returns of the stock market, for better or worse. Some absolute return strategies are designed to take advantage of disparities or inefficiencies in different markets or to benefit from cyclical relationships or special situations. Certain absolute return strategies may be designed to systematically capture risk premiums across the financial markets by offering risk transfer opportunities to market participants. Other absolute return strategies can be designed to capture mispricings across asset classes that have historically positive long-term returns while exhibiting low correlation with stock market returns. Generally speaking, an absolute return approach to investing places a premium on manager insight, effective execution, and disciplined risk controls. Absolute return strategies can use a high degree of implicit or explicit leverage, which introduces the potential for a substantial loss of invested capital over short periods of time.

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Absolute return investing is complex and may involve greater risk than investing in a traditional portfolio of stocks, bonds, and cash. There is no guarantee that the performance of the Fund will have low correlation with the returns of traditional capital markets. It is possible that the Fund’s investment returns may converge with the investment returns of equity or fixed income markets during a period of declining stock prices, thereby eliminating the diversification benefit that the advisor expects from the strategies. During these times, the strategies’ correlations could increase, which in turn could increase the Fund’s overall volatility.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

An investment in the Fund could lose money over short, intermediate, or even long periods of time. Returns may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies individually or collectively will succeed.

Portfolio Construction

The Fund seeks to provide shareholders with an absolute return through investments in various alternative strategies. The Fund is constructed to provide returns that have low correlation to traditional capital markets. Therefore, the Fund’s strategies have been designed and selected to have minimal long-term correlation with each other. The Fund will seek to be broadly diversified across a range of markets. Each of the strategies is constructed using a bottom up systematic process.

The advisor constructs each strategy individually then combines them into a single portfolio using a long-term strategic risk weighting process. In general, the advisor’s portfolio construction process focuses on adding value through diversified risk weighting over the long-term.

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Although the Fund’s returns are designed to have low long-term correlation with traditional capital market returns on average over time, the Fund may experience periods of increased correlation and risk relative to capital markets. Although the Fund may simultaneously use one type of exposure in more than one strategy, the exposure will be independently selected to achieve the goal of the particular strategy. The advisor will attempt to mitigate risk through the allocation of assets among the strategies and through active monitoring of volatility, counterparties, and other risk measures.

Security Selection

Vanguard manages each strategy through the use of a systematic process that was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. The portfolio managers utilize the resulting process to determine which securities and other instruments to buy long and sell short in the portfolio. The Fund’s investments may include, but are not limited to, the following: equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and U.S. Treasury futures; and swaps. The Fund gains exposure to these instruments by investing directly in the instruments, or indirectly by investing in a subsidiary that invests in the instruments.

The Fund may invest in selected other investments that the advisor believes have attractive expected risk/return characteristics and that are compatible with the existing strategies of the Fund.

The Fund is subject to manager risk, which is the chance that poor investment selections, poor asset allocation decisions, and/or poor strategy execution by the advisor will cause the Fund to fail to achieve its objective or to generate lower returns than would be achieved from different investment selections and/ or asset allocation decisions. Poor investment selection by the advisor could also cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

The performance of the Fund depends on the net returns of its long and short positions, and it is possible for the Fund to experience a net loss across all positions. If the Fund’s investment program is successful, however, the net returns of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisor’s security selections, with less volatility than the U.S. stock market.

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Plain Talk About Alternative Strategies Funds

What is an alternative strategies mutual fund? While there is no clear definition of
“alternative” in the mutual fund space, an alternative strategies mutual fund is generally understood to be a fund whose principal investment strategy falls into one or more of the three following buckets: (1) non-traditional asset classes (such as currencies), (2) non-traditional strategies (such as long/short equity positions), and/or (3) illiquid assets (such as private debt). These investment strategies generally seek to produce positive risk-adjusted returns (or alphas) that are not closely correlated to traditional investments or benchmarks. These investment strategies differ from those of traditional mutual funds that pursue long-only strategies in asset classes. It is possible for an alternative strategies mutual fund to experience considerable losses.

Market Exposure

• U.S. and Foreign Stocks

The Fund invests, to varying degrees, in large-, mid-, and small-capitalization stocks in the United States, as well as in stocks of companies located in markets around the world. The Fund may hedge some of its exposure to foreign stocks to reduce volatility caused by changes in currency exchange rates.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Currency risk is the chance that the value of a foreign investment, including a derivative that provides exposure to a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The advisor expects that much of the risks of investing in stocks will be offset through strategy construction, for example, taking short positions in stocks. That said, there is no guarantee that strategy construction will always be successful in reducing stock risk.

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• Bonds

The Fund may invest in instruments that provide exposure to fixed income markets, including U.S. Treasury futures, and to varying degrees, a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar. The Fund may hedge some of its currency exposure to reduce volatility caused by changes in currency rates. Fixed income investments may be used in furtherance of an investment strategy and also to enable the Fund to satisfy margin deposit, collateralization, and/or segregation obligations associated with its use of derivatives.

The Fund is subject to interest rate risk, which is the chance that prices of fixed income instruments, including, but not limited to, bonds and U.S. Treasury futures, will be affected by changes in interest rates. Increasing interest rates could cause positions of the long portfolio to decline in value, while decreasing interest rates could cause positions of the short portfolio to decline in value.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—
the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates.

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The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the Fund’s return.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. If the Fund holds a bond that is called, the Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

The Fund is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies.

The Fund is subject, to a limited extent, to event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Commodity-Linked Investment Risk

The Fund may allocate a portion of its assets to investments that create long or short exposure to commodities (e.g., commodity futures). Commodities include real assets such as agricultural products, livestock, precious and industrial metals, and energy products. Commodity futures prices have a historically low correlation with the returns of the stock and bond markets.

The Fund intends to obtain exposure to commodities primarily through investing a portion of its assets in a wholly owned subsidiary organized under the laws of the Cayman Islands, which in turn invests in commodity-linked investments and fixed income securities. The Fund’s ownership of the subsidiary exposes it to the same risks as if it were invested directly in the assets owned by the subsidiary. The Fund may also invest directly in certain types of commodity-linked investments. The Fund’s direct and indirect commodity-linked investments may include commodity futures contracts, commodity-linked swaps, exchange-traded commodity pools or funds, and other commodity-linked instruments. The subsidiary’s fixed income investments include, but are not limited to, cash instruments, money market instruments, and short-term bonds. Fixed income investments provide liquidity for the subsidiary and may serve as margin or collateral for the subsidiary’s commodity-linked investments.

Subsidiary investment risk includes the risk that because a subsidiary is not registered under any federal or state securities laws, it does not offer the same investor protections available to shareholders of registered investment companies.

The subsidiary, which is managed by Vanguard, will not be organized as a mutual fund that is registered under any federal or state securities laws, including the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act.

There is no assurance that the Fund will be permitted to continue to invest indirectly in commodity-linked investments through the subsidiary. Changes in the laws or regulations, or interpretations of existing laws or regulations, of the United States and/or the jurisdiction of the subsidiary could limit the Fund’s ability to invest in the subsidiary, impact the way in which the subsidiary operates, increase the subsidiary’s expenses, or otherwise adversely affect the Fund and/or the subsidiary. Moreover, the changes may be retroactive. For example, the subsidiary intends to operate in a manner that the Fund’s qualifying income requirement is met under current U.S. tax law. However, there is no assurance that future changes in this law, or interpretations of this law, will not adversely affect the Fund. Also, although the subsidiary is not expected to owe income or other taxes in its jurisdiction of organization, if that jurisdiction’s tax laws were changed and the subsidiary was required to pay taxes, the Fund’s investment returns may decrease. Because Vanguard receives asset-based fees from the subsidiary for services provided to the subsidiary, Fund assets invested in the subsidiary are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Tax risk is the chance that the Fund’s commodity-linked investments could adversely affect the Fund’s regulated investment company status.

The Fund’s ability to make direct and indirect investments in some of the commodity-related investments previously described, including in the wholly owned subsidiary, is limited by the Fund’s intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the IRC), including the requirement that 90% of the Fund’s gross income for each taxable year constitute “qualifying income.” As an RIC, the Fund also may not invest more than 25% of its assets in the subsidiary.

The Fund generally intends to gain direct or indirect exposure to the commodity markets through investments that generate qualifying income by investing directly in commodity-linked investments the Fund believes give rise to qualifying income or by investing indirectly in commodity-linked investments through the subsidiary. In addition, the subsidiary will be operated in a manner that is intended to enable the Fund to comply with these IRC requirements applicable to RICs. However, if the Fund does not appropriately limit its investments in the subsidiary or in commodity-related investments or if the investments (or the income earned on the investments) are recharacterized for U.S. tax purposes, the Fund’s status as an RIC may be jeopardized. Moreover, any recharacterization of these investments (or the income earned on the investments) may be retroactive. If the Fund were to fail to qualify as an RIC in any taxable year, the Fund would be subject to Fund-level taxation, reducing the amount of income available for distribution to shareholders and reducing the net asset value of its shares.

Manager risk is the chance that poor strategy execution will cause the subsidiary to fail to achieve its investment objective.

The subsidiary’s success will depend on the advisor’s ability to successfully invest in commodity-linked investments such as commodity futures and commodity-linked swaps and to invest the subsidiary’s assets in a combination of fixed income investments. The subsidiary is subject to the risk that it will not be successful in executing this strategy, and there is no guarantee that the subsidiary will achieve its investment objective. The subsidiary could lose money at any time.

Plain Talk About Commodities

Commodities are raw materials used to create the goods that consumers buy.
They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivery within a specific time period in the future under the terms of a futures contract. An exchange-traded commodity futures contract provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract.
Unlike equity securities, futures contracts, by their terms, have stated expirations, and at a specified time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out a position in the expiring contract and establish a new position in the contract for the next delivery month. This process is referred to as
“rolling.” An investor will profit from rolling a futures contract if the cost for the new contract is lower than the cost of the expiring contract. Conversely, an investor will lose money by rolling a futures contract if the cost for the new contract is higher than the cost of the expiring contract.

Commodity futures trading risk is the chance that the Fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses.

The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and natural disasters.

Derivatives Risk

The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus.

Derivatives risk is the risk associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested—in part because a relatively small price movement may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities or assets. The market for many derivatives is, or can suddenly become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives.

The use of certain derivatives subjects the investor to counterparty risk, which is the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. There are typically contractual remedies that may be pursued under a derivatives agreement in the event of default by a counterparty. The Fund and the subsidiary each expects to hold margin or collateral to secure the obligations of a counterparty in an effort to mitigate this risk.

Plain Talk About Derivatives

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Some forms of derivatives, such as exchange-
traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements and foreign currency exchange forward contracts), on the other hand, tend to be more specialized or complex and may be less liquid and more difficult to accurately value.

Liquidity risk is the chance that the markets, assets, and instruments in which the Fund invests are, or may become, illiquid.

The advisor expects that the Fund generally will seek to invest in liquid markets, assets, and instruments, although the Fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. There is no assurance that investments that were liquid when purchased will not suddenly become illiquid for an indefinite period of time.

Short-Selling Risk

The Fund’s use of short sales in combination with its long positions may not be successful and may result in greater losses or lower returns than if the Fund held only long positions. For example, it is possible that the instruments the Fund holds long will underperform (appreciate less than or depreciate more than) the instruments it holds short resulting in losses to the Fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.

Plain Talk About Equity Short Sales

A short sale of an equity security is the sale of a security that the seller does not own. In order to deliver the security to the purchaser, the short seller borrows the security, typically from a broker-dealer or an institutional investor, for a fee. The short seller later closes out the position by returning the security to the lender, typically by purchasing the same security on the open market. A short sale theoretically carries the risk of an unlimited loss, because the price of the underlying security could increase without limit, thus increasing the cost of buying that security to cover the short position. In addition, there can be no assurance that the security needed to cover a short position will be available for purchase. Also, the purchase of a security to close out the short position can itself cause the price of the security to rise further, thereby exacerbating the loss.
Short selling is often used to profit from an expected downward price movement in a security.

Short-selling risk is the chance that the Fund will lose money in connection with its short sales of securities or other instruments.

Short selling allows an investor to profit from declines in the prices of securities or other instruments the investor does not own. To engage in an equity short sale, the Fund sells a security that it does not own and borrows, for a fee, securities to meet its settlement obligation. There is no guarantee that the price of the borrowed securities will decline; in fact, it may rise. Short selling of equity securities involves higher transaction costs than long-only investing. To generate cash to close out a short position, the Fund may have to sell a related long position at disadvantageous times to produce cash to unwind a short position. The Fund’s loss on a short sale is potentially unlimited, because there is no limit on the price appreciation a borrowed security or instrument sold short could attain.

Plain Talk About Short Sale Borrowing and Dividend Expenses

The Fund engages in short selling as a principal investment strategy. A short sale occurs when the Fund sells a stock it does not own and then borrows the stock from a lender in order to settle the transaction. When the Fund sells short, it will normally incur two types of expenses—borrowing expenses and dividend expenses—which increase the Fund’s expense ratio.

In connection with the short sale, the Fund may receive income or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. The net amounts of income or fees are recorded as “interest income” (for net income received) or “borrowing expense on securities sold short” (for net fees charged) on the Fund’s Statement of
Operations.

The Fund incurs dividend expenses until the borrowed stock is returned to the lender. These expenses are paid to the lender of the stock and are based upon the amount of any dividends declared on the stock. Having sold the borrowed stock, the Fund does not itself collect the dividends, and thus has a net expense payable to the lender. This payment is recorded as “dividend expense on securities sold short” on the Fund’s financial statements. Short sale dividend expenses generally reduce the market value of the stock by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the
Fund’s unrealized loss on the stock sold short.

Leverage risk is the chance that any leveraged losses will exceed the principal amount invested by the Fund. Returns from a leveraged investment have the potential to be more volatile than returns from traditional stock and bond investments, which exposes the Fund to heightened risks.

Leverage exists when an investor has the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the investment. Leverage magnifies the effect of gains and losses. The Fund’s losses from its leveraged investments could be considerable.

Leverage-financing risk is the chance that the Fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels.

The Fund will require the use of leverage in order for its strategies to reach targeted volatility levels. It is possible that the prime broker or other counterparties that finance the leverage employed by the Fund may not be able to or willing to provide the level of financing that the advisor believes is required to achieve its volatility targets.

Currency risk is the chance that the Fund could suffer losses from currency-related investments. For example, if positions the Fund holds long decline in value and/or positions the Fund holds short increase in value, then the Fund could incur a loss. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial loss of invested capital.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, impositions of currency controls, devaluation of a currency by a country’s government or banking authority, or political developments in the United States or abroad.

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few investments. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

Other Investment Policies and Risks

Although the Fund actively allocates its assets principally among some combination of equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and U.S. Treasury futures; and swaps, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may invest a portion of assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of stocks or bonds. The Fund may purchase ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF

Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The fiscal year ended October 31, 2016, was the Fund’s first full year of operation. The growth and trading activity of the Fund during this period resulted in an increase in portfolio turnover rate as compared to the prior period.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-
term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3.4 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2016, Vanguard served as advisor for approximately $2.9 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

Although the Fund is managed solely by Vanguard, it reserves the right to utilize a multi-manager approach in the future. Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

For the fiscal year ended October 31, 2016, the advisory expenses represented an effective annual rate of 0.09% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2001, and has managed the Fund since its inception in 2015 (co-managed since 2016). Education: B.S., Bloomsburg University; M.S., Drexel University.

Anatoly Shtekhman, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2007 and has managed investment portfolios and co-managed the Fund since 2016. Education: B.S., University of Scranton; M.S., Boston College; M.B.A., The Wharton School of the University of Pennsylvania.

Binbin Guo, Ph.D., Principal of Vanguard and head of Equity Research and Portfolio Strategies of Vanguard’s Quantitative Equity Group. He oversees the quantitative research team and develops portfolio strategies for equity and alternative asset classes. He has been with Vanguard since 2007 and has co-managed the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest, dividends, and other sources as well as capital gains from the fund’s sale of investments. Income consists of, among other things, the dividends that the fund earns from any stock holdings and the interest it receives from any bond investments. In general, capital gains are realized whenever the fund sells investments for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the investments for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x
$19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $20.23 per share. During the year, the Fund earned $0.106 per share from investment income (interest and dividends) and $1.039 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.095 per share in the form of dividend distributions.

The share price at the end of the year was $21.28, reflecting earnings of $1.145 per share and distributions of $0.095 per share. This was an increase of $1.05 per share (from $20.23 at the beginning of the year to $21.28 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.68% for the year.

As of October 31, 2016, the Fund had approximately $235 million in net assets.
For the year, its expense ratio, including dividend and borrowing expense on securities sold short, was 0.71% ($7.10 per $1,000 of net assets); its expense ratio net of dividend and borrowing expense on securities sold short was 0.36%
($3.60 per $1,000 of net assets); and its net investment income amounted to
0.50% of its average net assets. The Fund sold and replaced securities valued at
120% of its net assets.

Alternative Strategies Fund
	Year	Aug. 11,
	Ended	2015[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	.106	.004
Net Realized and Unrealized Gain (Loss)
on Investments	1.039	.226
Total from Investment Operations	1.145	.230
Distributions
Dividends from Net Investment Income	(.095)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.095)	—
Net Asset Value, End of Period	$21.28	$20.23
Total Return[2]	5.68%	1.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3]	0.71%	0.73%[4]
Net of Dividend and Borrowing Expense on
Securities Sold Short	0.36%	0.36%[4]
Ratio of Net Investment Income (Loss) to Average
Net Assets	0.50%	0.09%[4]
Portfolio Turnover Rate	120%	25%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown.
3 Includes 2016 dividend and borrowing expense on securities sold short of 0.35% and 0.00%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 0.34% and 0.03%, respectively.
4 Annualized.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

If you are an intermediary who would like to open and maintain an account in the Fund, please note that Vanguard will require your written agreement to provide certain information about fund distributions to your clients on a periodic basis. Intermediaries who establish fund accounts without a written agreement may be prevented from making additional investments in those accounts. If you are an intermediary, please call Vanguard for instructions before you open an account in the Fund.

Account Minimums

To open and maintain an account. $250,000. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—1298).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares.

Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $5 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Alternative Strategies Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in employer-
(Text telephone for people with hearing	sponsored plans
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions, Intermediaries, and		The Vanguard Group
Employer-Sponsored Plan Participants)		P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
Alternative Strategies Fund	8/11/2015	VanAltStrat	1298	921939609

CFA® is a registered trademark owned by CFA Institute.

Related Performance

Previously, the advisor managed an account (“Related Account”) with investment objectives, policies, and strategies that were substantially similar to those of the Fund. The Related Account ceased operations on July 31, 2015. The Related Account, however, was not subject to the investment limitations, diversification requirements, and other restrictions of the Investment Company Act of 1940 and the Internal Revenue Code.

The performance of the Related Account does not represent the past performance of the Fund, and you should not consider the performance of the Related Account as indicative of the future performance of the Fund. The performance of the Fund may be greater than or less than the performance of the Related Account due to, among other things, the number of holdings in and composition of the Fund’s portfolio, as well as the asset size and cash flow differences between the Fund and the Related Account.

Annual Total Returns of Related Account

The following bar chart and table set forth the performance of the Related Account, calculated net of actual fees and expenses. The bar chart shows how the performance of the Related Account has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Related Account compare with those of relevant market indexes. Keep in mind that the Related Account’s past performance does not indicate how the Fund will perform in the future.

The year-to-date return as of July 31, 2015, was 3.02%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.68% (quarter ended March 31, 2012), and the lowest return for a quarter was –3.64% (quarter ended March 31, 2014).

Average Annual Total Returns for Periods Ended July 31, 2015[1]
			Since
			Inception
			(Sep. 10,
	1 Year	5 Years	2009)
Related Account	4.69%	5.76%	5.28%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
Citigroup 3-Month U.S. Treasury Bill Index (Daily)	0.02%	0.05%	0.06%
Standard & Poor's 500 Index	11.21	16.24	15.00
1 The Related Account was closed as of July 31, 2015.

Glossary of Investment Terms

Absolute Return Investing. An investment strategy that seeks capital appreciation over the long term while exhibiting low correlation with the returns of traditional capital markets (e.g., U.S. stock market).

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Borrowing Expense on Securities Sold Short. A fee charged by a fund’s broker when a fund sells a stock short. This fee is calculated on a daily basis, based upon the market value of the stock sold short and a variable rate that is dependent upon the availability of the stock.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Commodities. Bulk goods or raw materials, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivery on a future date under a standardized agreement.

Commodity Futures Contract. A legally binding agreement for the purchase or sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price.

Common Stock. A security representing ownership rights in a corporation.

Correlation. The relationship between two variables, such as the relationship between the prices of stocks and bonds. Investments that are positively correlated have prices that tend to move in the same direction at the same time, while investments that are negatively correlated have prices that tend to move in opposite directions at the same time. Investments with low correlation have prices that tend to move independently of each other.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dividend Expense on Securities Sold Short. The amount of money that a fund is required to pay to a lender of stock that the fund has sold short when a dividend has been declared on the stock.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

FTSE 3-Month US T-Bill Index + 4%. An index that tracks the daily performance of 3-month U.S. treasury bills, plus an annual equivalent rate of 4%.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m., Eastern time.

Nominal Return. The total return of an investment without taking into account the expected impact of inflation.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Record Date. The date used to determine who is eligible to receive a fund’s next distribution of dividends or capital gains.

Real Return. The total return of an investment when reduced to take into account the expected impact of inflation.

Short Sale. A transaction in which a fund sells a stock it does not own and then borrows the stock from a lender in order to settle the transaction. A fund will engage in short sales when its advisor believes that the price of the stock will decline or underperform.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Alternative Strategies Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447

Text telephone for people with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 800-523-1188

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02968-99

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 1298 022017

PART B

VANGUARD® TRUSTEES‘ EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

February 23, 2017

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated February 23, 2017). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies, Risks, and Nonfundamental Policies	B-4
Share Price	B-27
Purchase and Redemption of Shares	B-27
Management of the Funds	B-28
Investment Advisory Services	B-43
Portfolio Transactions	B-55
Proxy Voting Guidelines	B-57
Financial Statements	B-62
Description of Bond Ratings	B-63

DESCRIPTION OF THE TRUST

Vanguard Trustees’ Equity Fund (the Trust) currently offers the following funds and share class (identified by ticker symbol):

Investor
Fund[1]	Shares
Vanguard Diversified Equity Fund	VDEQX
Vanguard International Value Fund	VTRIX
Vanguard Emerging Markets Select Stock Fund	VMMSX
Vanguard Alternative Strategies Fund	VASFX
1 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Each Fund offers only one class of shares. Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

Organization

The Trust was organized as a Maryland corporation in 1979, was reorganized as a Pennsylvania statutory trust in 1984, and then was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard/Trustees’ Equity Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Alternative Strategies Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard Alternative Strategies Fund is classified as nondiversified within the meaning of the 1940 Act.

Service Providers

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548 (for the Diversified Equity, International Value, and Alternative Strategies Funds), and The Bank of New York Mellon, One Wall Street, New York, NY 10286 (for the Emerging Markets Select Stock Fund), serve as the Funds‘ custodians. The custodians are responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. There are no conversion rights associated with the Funds‘ shares.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Capital gains distributed by the Funds are not eligible for treatment as qualified dividend income.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. Vanguard Diversified Equity Fund will limit the aggregate value of its holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

With respect to 75% of its total assets, Vanguard International Value Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Vanguard Diversified Equity Fund is indirectly exposed to the investment strategies and policies of the underlying Vanguard funds in which it invests and is therefore subject to all risks associated with the investment strategies and policies of the underlying Vanguard funds. The investment strategies and policies and associated risks detailed in this section also include those to which Vanguard Diversified Equity Fund indirectly may be exposed through its investment in the underlying Vanguard funds.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) in the manner provided below; or otherwise “covers” the transaction in accordance with applicable SEC or SEC-staff guidance (collectively, “covers” the transaction). A fund may segregate liquid assets equal in value to the fund’s daily marked-to-market net obligations (i.e., the fund’s daily net liability) with respect to derivatives and similar instruments that are required to settle in cash. With respect to derivatives and similar instruments that do not settle in cash, a fund is required to segregate liquid assets equal in value to the full notional amount of the instrument (to the extent not otherwise covered). However, these instruments will be treated as cash settled for asset segregation purposes when a fund has entered into a contractual arrangement with a third party futures commission merchant (FCM) pursuant to which the FCM will close out the contract prior to expiration and, failing that, to assume the fund’s obligation under the contract. A fund that segregates liquid assets equal in value to only its net obligations under an instrument will have the ability to employ leverage to a greater extent than if the fund were required to segregate liquid assets equal in value to the full notional amount of the instrument. The funds may, from time to time, modify their asset segregation policies without prior notification, consistent with the 1940 Act or other governing statute, the Rules thereunder or any guidance from the SEC or other regulatory agency with authority over the funds (or their respective staffs). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Commodity Futures. Commodities are raw materials used to create the goods that consumers buy. They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivered at a specific time in the future under the terms of a commodity futures contract. An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations, and at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. Roll returns from a long, passive strategy (such as maintaining exposure to a specific commodity futures contract) will be positive when markets are persistently backwardated. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. Roll returns from a long, passive strategy will be negative when markets are persistently in contango. Finally, if the market is neither backwardated nor in contango, the roll return will be close to zero.

Commodity futures contracts are subject to the risks of derivatives and futures contracts. Commodity-linked structured notes are subject to the risks of commodity futures contracts and the risks of debt securities. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, an investor in commodity futures could lose all, or substantially all, of the investment in such contracts. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; congestion; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accidents; terrorism; riots; and natural disasters. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits,” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. It is not certain how long any such price limits may remain in effect. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices, consequently affecting the value of commodity futures. Although the performance of commodity futures may be largely independent of the general stock and bond markets, there is no assurance that commodity futures will be consistently independent or noncorrelated. An investment in commodity futures could increase rather than reduce overall portfolio losses during periods when commodity futures as well as stocks and bonds decline in value. There is no way of predicting whether commodity futures will lose more or less than stocks and bonds in declining markets.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.

Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People’s Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.

Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund’s index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund’s performance. Trading through Stock Connect generally requires pre-delivery of cash or securities to a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights.

Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities and currency exchange transactions generally may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund may enter into foreign currency transactions to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Vanguard Alternative Strategies Fund may enter into foreign currency transactions for non-hedging purposes. The Fund may purchase and sell currencies of various countries. If positions the Fund holds long decline in value and/or positions the Fund holds short increase in value, then the Fund could incur a loss. Currency prices can be highly volatile and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial loss of invested capital due to, among other things, the leverage and volatility involved with currency exchange transactions.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Each Fund (other than Vanguard Alternative Strategies Fund) intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Funds under the CEA. Vanguard is registered as a CPO and is subject to regulation as a CPO in respect to Vanguard Alternative Strategies Fund.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

U.S.	Treasury futures are generally not subject to such daily limits.
A	fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management. This policy does not prevent Vanguard Alternative Strategies Fund from having an ownership interest in a wholly owned subsidiary.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, the insolvency, or the bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as

(1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan

(which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Short Sales. In a short sale of securities, a fund sells a security that it does not own, making delivery with securities “borrowed” from a broker. The fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any interest or dividends that accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a fee, which would increase the cost of the security sold. Generally speaking, the proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees, dividends, or interest the fund may be required to pay in connection with the short sale. Thus, a fund may incur a loss even if the security declines in price if such expenses are greater than the realized gain. A short sale theoretically creates the risk of an unlimited loss, as the price of the underlying securities could increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security needed to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further (i.e, by increasing the demand for such security), thereby exacerbating the loss.

A fund may also engage in short sales if, at the time of the short sale, the fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” For example, a fund may make a short sale against the box as a hedge because the advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security), or when the fund wants to sell the security at an attractive current price.

In such a case, any future losses in the fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the fund owns. If a fund sells securities short “against the box,” it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged.

Subsidiary Investments. Vanguard Alternative Strategies Fund may invest in a wholly owned subsidiary organized under the laws of the Cayman Islands. The Fund is the sole beneficial owner of the subsidiary, and the Fund’s investment in the subsidiary will generally not exceed 25% of the Fund’s total assets.

The Alternative Strategies Fund intends to invest in the subsidiary primarily to obtain exposure to the commodity markets in compliance with the IRC. The subsidiary seeks to achieve its investment objective by investing in commodity-linked investments, including commodity futures and swaps. The subsidiary may also invest in fixed income securities, including cash instruments or other short-term investments, such as U.S. Treasury and U.S. government agency securities, certificates of deposit, money market instruments, and short-term fixed and floating-rate bonds for the purpose of providing margin or collateral for its commodity-linked derivative investments, providing liquidity in the portfolio, and earning interest. By investing in the wholly owned subsidiary, the Fund is indirectly exposed to all of the risks to which the subsidiary is exposed.

The subsidiary is not a registered investment company and, accordingly, is not subject to the 1940 Act. Therefore, the Fund’s investment in the subsidiary has none of the protections provided to investors in funds registered under the federal securities laws of the United States. In addition, if the laws of the United States or the Cayman Islands change, there is no guarantee that the subsidiary can continue to operate or that the Fund would be permitted to invest in the subsidiary. See “Tax Matters—Federal Tax Treatment of Commodity-Linked Investments and Subsidiary Investments” for information about special tax considerations and risks applicable to the Fund’s investment in its subsidiary.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Commodity-Linked Investments and Subsidiary Investments. Vanguard Alternative Strategies Fund may invest a portion of its assets in investments that create exposure to the commodity markets. The Fund may invest directly in commodity-linked investments that provide this exposure or indirectly in such investments through a wholly owned subsidiary that is organized under the laws of the Cayman Islands. The Fund’s ability to make direct and indirect investments in certain commodity-related investments, including its subsidiary, is limited by the Fund’s intention to qualify as a regulated investment company under the IRC. The subsidiary will be operated in a manner that is intended to enable the Fund to comply with these IRC requirements applicable to regulated investment companies.

In particular, in order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. Income and gains from certain commodity-linked investments do not constitute qualifying income to a regulated investment company for purposes of this qualifying income test, and the tax treatment of other commodity-linked investments is uncertain, in particular with respect to whether the income or gains from such investments constitute qualifying income. The Fund generally intends to gain direct or indirect exposure to the commodity markets through investments that generate qualifying income by investing directly in commodity-linked investments that the Fund believes give rise to qualifying income or by investing indirectly in commodity-linked investments through the subsidiary. If the Fund, however, were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, when aggregated with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the fund-level.

Under current law, the IRC generally treats a fund’s income derived from its investment in a wholly owned subsidiary as qualifying income, provided that the subsidiary annually distributes its earnings and profits to the fund. There is no assurance that the applicable provisions of the IRC will remain in effect; these provisions (and interpretations thereof) are subject to change, potentially with retroactive effect. The Fund could be required to restructure or liquidate its investment in its subsidiary accordingly. In the case of such liquidation, there is no guarantee that the Fund would be able to reinvest such investments in securities with comparable returns.

In addition, in order to qualify as a regulated investment company, the Fund generally cannot invest more than 25% of its assets in its subsidiary.

The subsidiary will be classified as a “controlled foreign corporation” for U.S. tax purposes and, because it is not expected to be deemed to carry on a U.S. trade or business, generally should not be subject to U.S. tax, although no assurance is given in that regard. However, the Fund will be required to include in its income annually amounts earned by the subsidiary during that year. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in the Fund’s income. Net losses incurred by the subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the subsidiary during a tax year generally cannot be carried forward by the subsidiary to offset gains realized by it in subsequent taxable years.

The subsidiary is not expected to owe income tax in its jurisdiction of organization, the Cayman Islands. Changes in the tax laws, or interpretations of existing laws, of the United States or the Cayman Islands could adversely affect the subsidiary and the Fund’s investment in the subsidiary.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Passive Foreign Investment Companies. Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operation losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Temporary tax legislation provided relief from certain U.S. withholding taxes for certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors, provided the investors furnished valid tax documentation (i.e., Internal Revenue Service (IRS) Form W-8) certifying as to their non-U.S. status. This temporary exemption expired for taxable years of a fund beginning after 2014. In December 2015, Congress voted to reinstate retroactively the exemption for taxable years of a fund beginning after 2014 and made the exemption permanent for all future years. Because the relief was reinstated retroactively, investors may be able to reclaim the

U.S.	tax withheld on properly reported qualifying distributions in 2015 directly from the IRS.
A	fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions and on the proceeds of the sale, redemption, or exchange of fund shares. Please consult your tax advisor for more information about these rules.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Regulatory restrictions in India. Shares of Vanguard Emerging Markets Select Stock Fund and Vanguard International Value Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the Funds shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (1) a “person resident in India” (as defined under applicable Indian law), (2) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (3) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Funds, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Each Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open). The underlying Vanguard funds in which the Diversified Equity Fund invests also do not calculate their NAV on days when the Exchange is closed, but the value of their assets may also be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 190 funds. Each fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (the Agreement). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. The funds’ officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Alternative Strategies Fund Only. Vanguard provides corporate management, administrative, and distribution services at cost. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of October 31, 2016, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s	Vanguard’s
Vanguard Fund	to Vanguard	Average Net Assets	Capitalization
International Value Fund	$611,000	0.01%	0.24%
Emerging Markets Select Stock Fund	25,000	0.01	0.01
Alternative Strategies Fund	20,000	0.01	0.01

Under a separate agreement, Vanguard provides corporate management, administrative, and investment advisory services to a wholly owned subsidiary of the Alternative Strategies Fund for an annual fee of 0.40% of average net assets of the subsidiary. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. For the fiscal year ended October 31, 2016, the subsidiary paid Vanguard $50,336.

Vanguard Diversified Equity Fund Only. The Agreement provides that the Fund will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, the Fund will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that the Fund’s expenses will be offset, in whole or in part, by a reimbursement from Vanguard for (1) the Fund’s contributions to the cost of operating the underlying Vanguard funds in which the Fund invests and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operations. The Fund expects that the reimbursements should be sufficient to offset most or all of the direct expenses incurred by the Fund. Therefore, the Fund is expected to operate at a very low—or zero—direct expense ratio. Of course, there is no guarantee that this will always be the case.

Although the Fund is not expected to incur any net expenses directly, the Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds. As of October 31, 2016, the Acquired Fund Fees and Expenses of the Fund were 0.36%.

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC participates in an offshore arrangement established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Alternative Strategies Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2014, 2015, and 2016, and are presented as a percentage of each Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2014	2015	2016
International Value Fund
Management and Administrative Expenses	0.09%	0.22%	0.20%
Marketing and Distribution Expenses	0.02	0.02	0.02
Emerging Markets Select Stock Fund
Management and Administrative Expenses	0.29%	0.23%	0.22%
Marketing and Distribution Expenses	0.02	0.02	0.02
Alternative Strategies Fund[1]
Management and Administrative Expenses	—	0.06%	0.26%
Marketing and Distribution Expenses	—	Less than 0.01	0.02
1 The inception date for Vanguard Alternative Strategies Fund was August 11, 2015.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	197
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as a Director of Vanguard Marketing
Corporation. Mr. McNabb served as a Managing
Director of Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	197
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood include
			President of the Worldwide Channels Group, President
			of Latin America, Executive Chief Staff Officer of
			Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2009–2010 Distinguished Minett
			Professor at the Rochester Institute of Technology.
			Mr. Fullwood serves as Lead Director of SPX FLOW, Inc.
			(multi-industry manufacturing) and also serves as a
			Director of the University of Rochester Medical Center,
			Monroe Community College Foundation, the United
			Way of Rochester, North Carolina A&T University, and
			Roberts Wesleyan College.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	197
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			Director of Arconic Inc. (diversified manufacturer), HP
			Inc. (printer and personal computer manufacturing),
			and Delphi Automotive PLC (automotive components)
			and as Senior Advisor at New Mountain Capital.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	197
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science, School of Arts and Sciences, and
			Professor of Communication, Annenberg School for
			Communication, with secondary faculty appointments
			in the Department of Philosophy, School of Arts and
			Sciences, and at the Graduate School of Education,
			University of Pennsylvania. Dr. Gutmann also serves
			as a Trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	197
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a Director of Skytop Lodge Corporation
			(hotels) and the Robert Wood Johnson Foundation and
			as a member of the Advisory Board of the Institute for
			Women’s Leadership at Rutgers University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	197
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services), Oxfam America, and the Lumina Foundation
			for Education; as a Director of SKF AB (industrial
			machinery), Hyster-Yale Materials Handling, Inc. (forklift
			trucks), and the V Foundation for Cancer Research; and
			as a member of the Advisory Council for the College of
			Arts and Letters and Chair of the Advisory Board to the
			Kellogg Institute for International Studies, both at the
			University of Notre Dame.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Mark Loughridge	Lead Independent	March 2012	Mr. Loughridge is the former Senior Vice President and	197
(1953)	Trustee		Chief Financial Officer (retired 2013) at IBM
			(information technology services). Mr. Loughridge also
			served as a fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013). Previous positions held by Mr.
			Loughridge at IBM include Senior Vice President and
			General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles. Mr. Loughridge serves as
			a Director of The Dow Chemical Company and as a
			member of the Council on Chicago Booth.

Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	197
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the boards of
			TIFF Advisory Services, Inc., and Catholic Investment
			Services, Inc. (investment advisors); as a member of
			the board of advisors for Spruceview Capital Partners;
			as a member of the investment advisory committee
			of Major League Baseball; and as a member of the
			Board of Superintendence of the Institute for the
			Works of Religion.

André F. Perold	Trustee	December 2004	Dr. Perold is the George Gund Professor of Finance	197
(1952)			and Banking, Emeritus at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Co-Managing Partner of HighVista
			Strategies LLC (private investment firm). Dr. Perold
			also serves as an Overseer of the Museum of Fine
			Arts Boston.

Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	197
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment) and a
			former Director of Corning Incorporated (2000–2010)
			and of Dow Corning (2001–2010). Mr. Volanakis served
			as a Director of SPX Corporation (multi-industry
			manufacturing) in 2012 and as an Overseer of the
			Amos Tuck School of Business Administration at
			Dartmouth College from 2001 to 2013. Mr. Volanakis
			serves as Chairman of the Board of Trustees of Colby-
			Sawyer College and is a Member of the Board of
			Hypertherm Inc. (industrial cutting systems, software,
			and consumables).

Executive Officers
Glenn Booraem	Treasurer	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	197
(1967)			Treasurer of each of the investment companies served
			by Vanguard, since May 2015. Mr. Booraem served as
			Controller of each of the investment companies served
			by Vanguard, from 2010 to 2015, and as Assistant
			Controller of each of the investment companies served
			by Vanguard, from 2001 to 2010.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	197
(1957)	Officer		Financial Officer of each of the investment companies
served by Vanguard, since 2008. Mr. Higgins served as
Treasurer of each of the investment companies served
by Vanguard, from 1998 to 2008.

Peter Mahoney	Controller	May 2015	Mr. Mahoney, a Principal of Vanguard, has served as	197
(1974)			Controller of each of the investment companies served
by Vanguard, since May 2015. Mr. Mahoney served as
head of International Fund Services at Vanguard from
2008 to 2014.

Anne E. Robinson	Secretary	September 2016	Ms. Robinson has served as General Counsel of	197
(1970)			Vanguard since September 2016; Secretary of
Vanguard and of each of the investment companies
served by Vanguard, since September 2016; Director
and Senior Vice President of Vanguard Marketing
Corporation since September 2016; and a Managing
Director of Vanguard since August 2016. Ms. Robinson
served as Managing Director and General Counsel of
Global Cards and Consumer Services at Citigroup from
2014 to 2016. She served as counsel at American
Express from 2003 to 2014.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust‘s board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Gupta, Ms. Heisen, Mr. Loughrey, Mr. Loughridge, and Mr. Volanakis. The committee held five meetings during the Funds‘ fiscal year ended October 31, 2016.
  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ fiscal year ended October 31, 2016.

  Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Funds‘ fiscal year ended October 31, 2016.
  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ fiscal year ended October 31, 2016.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of Vanguard Diversified Equity Fund will receive no remuneration directly from the funds. However, the Fund‘s underlying funds pay their proportionate share of the trustees’ compensation and the officers’ salaries and benefits.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Alternative Strategies Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INTERNATIONAL VALUE FUND,
VANGUARD EMERGING MARKETS SELECT STOCK FUND, AND
VANGUARD ALTERNATIVE STRATEGIES FUND
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From all Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds[1]	Funds’ Expenses[1]	January 1, 2017[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$1,589	—	—	$237,000
Rajiv L. Gupta	1,678	—	—	250,333
Amy Gutmann	1,589	—	—	237,000
JoAnn Heffernan Heisen	1,678	$31	$ 7,509	248,833
F. Joseph Loughrey	1,678	—	—	250,333
Mark Loughridge	1,887	—	—	281,333
Scott C. Malpass	1,589	—	—	230,300
André F. Perold	1,678	—	—	237,000
Peter F. Volanakis	1,678	—	—	250,333

1	The amounts shown in this column are based on the Funds’ fiscal year ended October 31, 2016. Each Fund is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 198 Vanguard funds for the 2016 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2016.

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Diversified Equity Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000

		Dollar Range	Aggregate Dollar Range
		of Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
International Value Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Emerging Markets Select Stock Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Alternative Strategies Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of January 31, 2017, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of January 31, 2017, the following owned of record 5% or more of the outstanding shares of each class:

Vanguard International Value Fund—Investor Shares: Vanguard STAR Fund, Valley Forge, PA (22.10%), Vanguard Fiduciary Trust Company, Valley Forge, PA (14.42%); Vanguard Alternative Strategies Fund—Investor Shares: Vanguard Managed Payout Fund, Valley Forge, PA (84.72%), Vanguard Advisors Inc., Valley Forge, PA (7.23%).

A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of January 31, 2017, Vanguard Managed Payout Fund (a series of Vanguard Valley Forge Funds, which is organized as a Delaware statutory trust) owned 84.72% of the voting shares of the Alternative Strategies Fund. The Managed Payout Fund must echo vote these shares in proportionately the same manner as shares voted by the Alternative Strategies Fund’s other shareholders.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market

Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review

Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Trust currently uses eight investment advisors:

  ARGA Investment Management, LP (ARGA) provides investment advisory services for a portion of Vanguard International Value Fund.
  Edinburgh Partners Limited (Edinburgh Partners) provides investment advisory services for a portion of Vanguard International Value Fund.
  Lazard Asset Management LLC (Lazard) provides investment advisory services for a portion of Vanguard International Value Fund.
  M&G Investment Management Limited (M&G) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
  Oaktree Capital Management, L.P. (Oaktree) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
  Pzena Investment Management, LLC (Pzena) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
  Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
  Vanguard provides investment advisory services to Vanguard Diversified Equity Fund and to Vanguard Alternative Strategies Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, the firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2016.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Hereafter, each portion will be referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.

I. Vanguard Diversified Equity Fund and Vanguard Alternative Strategies Fund

Vanguard, through its Equity Index Group, provides investment advisory services to Vanguard Diversified Equity Fund. The Diversified Equity Fund is a fund of funds that invests in other Vanguard mutual funds (underlying funds). The Diversified Equity Fund benefits from the investment advisory services provided to the underlying funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds’ advisory fees and expenses. For more information about the investment advisory services provided to the underlying funds, please refer to each fund’s Statement of Additional Information.

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis to Vanguard Alternative Strategies Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services. Vanguard Alternative Strategies Fund began operations on August 11, 2015. During the fiscal year ended October 31, 2016, the Fund incurred advisory expenses of approximately $288,000.

1. Other Accounts Managed

William Coleman and Walter Nejman co-manage Vanguard Diversified Equity Fund; as of October 31, 2016, the Fund held assets of $1.3 billion. As of October 31, 2016, Mr. Coleman and Mr. Nejman also co-managed 32 other registered investment companies with total assets of $327 billion (none of which had advisory fees based on account performance). As of October 31, 2016, Mr. Coleman also managed 4 other registered investment companies with total assets of $2.6 billion, 1 other pooled investment vehicle with total assets of $5.2 billion, and 1 other account with total assets of $4.5 billion (none of which had advisory fees based on account performance). As of October 31, 2016, Mr. Nejman also managed 3 other registered investment companies with total assets of $1.8 billion and 2 other pooled investment vehicles with total assets of $1.9 billion (none of which had advisory fees based on account performance).

Michael R. Roach, Anatoly Shtekhman, and Binbin Guo co-manage Vanguard Alternative Strategies Fund; as of October 31, 2016, the Fund held assets of $235.4 million. As of October 31, 2016, Mr. Roach also co-managed all or a portion of 11 other registered investment companies with total assets of $64 billion and 1 other pooled investment vehicle with total assets of $136.4 million (none of which had advisory fees based on account performance). As of October 31, 2016, Mr. Shtekhman also co-managed all or a portion of 6 other registered investment companies with total assets of $60 billion and 1 other pooled investment vehicle with total assets of $136.4 million (none of which had advisory fees based on account performance). As of October 31, 2016, Mr. Guo also co-managed all or a portion of 15 other registered investment companies with total assets of $121 billion and 1 other pooled investment vehicle with total assets of $136.4 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2016, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For the Diversified Equity Fund and the Alternative Strategies Fund, the performance factor depends on how closely each portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously descibed. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds or collective investment trusts that may invest in Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of October 31, 2016, Vanguard employees collectively invested more than $5 billion in Vanguard funds or collective investment trusts that may invest in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, invests substantially all of his personal financial assets in Vanguard funds.

As of October 31, 2016, the named portfolio managers did not own any shares of Vanguard Diversified Equity Fund or Vanguard Alternative Strategies Fund.

II. Vanguard International Value Fund

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period (for Lazard and ARGA) or the preceding 36-month period (for Edinburgh Partners).

For the fiscal years ended October 31, 2014, 2015, and 2016, the Fund incurred aggregate investment advisory fees of approximately $13,889,000 (before a performance-based increase of $2,219,000), $13,777,000 (before a performance-based increase of $3,277,000, and $12,985,000 (before a performance-based increase of $2,230,000), respectively.

A. ARGA Investment Management, LP (ARGA)

ARGA, located in Stamford, Connecticut, is an investment management firm founded in 2010 by A. Rama Krishna.

1. Other Accounts Managed

A. Rama Krishna and Steven Morrow co-manage a portion of Vanguard International Value Fund; as of October 31, 2016, the Fund held assets of $7.9 billion. As of October 31, 2016, Mr. Krishna and Mr. Morrow also co-managed 5 other pooled investment vehicles with total assets of $177.2 million (advisory fees based on account performance for 3 of these accounts with total assets of $147.4 million) and 12 other accounts with total assets of $417.1 million (advisory fees based on account performance for 2 of these accounts with total assets of $17.2 million).

2. Material Conflicts of Interest

ARGA’s compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the ARGA Portfolio and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if employees had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the ARGA Portfolio and other ARGA accounts.

Specific procedures addressing conflicts of interest are described in the following paragraphs.

Mr. Krishna and Mr. Morrow are Chief Investment Officer and Director of Research, respectively, of ARGA. In addition to the Fund, ARGA manages other accounts on a discretionary basis (and where, as of October 31, 2016, Mr. Krishna is one of a number of investors within certain commingled funds as well as certain proprietary partnerships) that use the valuation-based investment strategy utilized for the ARGA Portfolio. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. On a monthly basis, ARGA examines trade allocations among client portfolios and confirms their consistency with its fiduciary obligation to allocate investment opportunities fairly. ARGA also regularly monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the ARGA Portfolio and another client, which may affect the execution price of the security to the detriment of one or the other.

To ensure ARGA employees do not use knowledge of the ARGA Portfolio’s trading for personal gain, firm Access Persons and their immediate family members living in the same household are subject to initial, quarterly, and annual brokerage account reporting and certification requirements with respect to brokerage or investment accounts over which they have direct or indirect beneficial interest. Access Persons, including their immediate family members living in the same household, contemplating the purchase or sale of any security or an interest in a private placement vehicle must obtain preclearance from ARGA. Access Persons’ brokerage statements and emails are reviewed on a quarterly basis to ensure continued compliance with ARGA’s policies on personal securities transactions. ARGA does not engage in proprietary trading.

While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

The goal of ARGA’s compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.

Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm's profits, if and when earned. He does not receive a base salary or performance bonus. ARGA compensates Mr. Morrow through a combination of base salary, performance bonus, and profit sharing. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and financial success of the firm. Effective 2016, a portion of profits and value of the firm is shared with employees other than Mr. Krishna through the ARGA Commitment Plan. These employees comprise individuals across the firm who are key to delivering superior levels of excellence for ARGA’s clients. Over the long term, the firm expects bonus and profit sharing to make up the highest proportion of compensation. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit sharing is likely to be deferred, thereby encouraging long-term retention of key employees.

ARGA formally reviews performance by each individual based on a framework that is relevant for the individual’s area of responsibility and overall adherence to the firm’s values. ARGA does not tie portfolio manager compensation specifically to the performance of the ARGA Portfolio relative to the Fund’s benchmark, as that could cause individuals to stray from ARGA’s long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies’ research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.

4. Ownership of Securities

As of October 31, 2016, Mr. Krishna and Mr. Morrow did not own any shares of Vanguard International Value Fund.

B. Edinburgh Partners Limited (Edinburgh Partners)

Edinburgh Partners is an investment management firm founded in 2003 and based in Edinburgh, Scotland. Dr. Sandy Nairn is one of the founders and is a Director and Chief Executive of Edinburgh Partners. The business is majority-owned by employees.

1. Other Accounts Managed

Dr. Sandy Nairn manages a portion of Vanguard International Value Fund; as of October 31, 2016, the Fund held assets of $7.9 billion. As of October 31, 2016, Dr. Nairn also managed 1 other pooled investment vehicle with total assets of $237.1 million (advisory fee not based on account performance) and 3 other accounts with total assets of $429.4 million (advisory fees based on account performance for 1 of these accounts with total assets of $161.4 million).

2. Material Conflicts of Interest

Edinburgh Partners has adopted policies and procedures (including oversight monitoring) designed to detect, manage, and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing accounts for multiple clients (including affiliated investment companies), and allocating investment opportunities. In addition, Edinburgh Partners has identified a number of other possible areas for conflicts to arise; identified conflict areas are documented in the firm’s conflict matrix. The matrix details the conflict, how it is managed or disclosed, and whether the conflict is monitored. The matrix is reviewed annually by the firm’s Operational Management Committee. In addition, the firm’s Regulatory and Operational Risk Department conducts monitoring activity over a number of potential conflicts and their controls. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Compensation is based on total reward, with bonus forming a significant element for partners; for others, base salary will form the major part of compensation. This bonus is paid from an operating profit bonus pool. The bonus element is related to all aspects of contribution to the objectives of the firm. For investment partners, the key driver is their research input and investment performance.

Typically, Edinburgh Partners aims to balance the mix of fixed compensation and variable compensation to reflect the value and responsibility attributable to each specific role. A proportion of variable compensation may be deferred from time to time and aligned to support the long-term performance of the company.

In addition, all investment partners and other key employees have an equity stake in the business.

Remuneration oversight is performed by the Board which is responsible for approving the aggregate remuneration policy as well as authorizing amounts to individual departmental managers. Individual awards are determined as follows:

  Chief Executive - compensation for the Chief Executive is determined by the Company’s non-executive Chairman.
  Partners - individual Partner compensation is determined by the Chief Executive.
  All other staff - compensation for all other staff is determined by line managers with input from the Head of Human

Resources and all staff awards are approved by the Executive Management Committee representative responsible for the function in conjunction with the Chief Executive & Legal Director or appointed representative.

In considering any compensation awards, the Board will receive input from the Regulatory and Operational Risk function if there are relevant matters to bring to the attention of the Board.

4. Ownership of Securities

As of October 31, 2016, Dr. Nairn did not own any shares of Vanguard International Value Fund.

C. Lazard Asset Management LLC (Lazard)

Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co. LLC and an indirect, wholly owned subsidiary of Lazard Ltd.

1. Other Accounts Managed

Michael A. Bennett co-manages a portion of Vanguard International Value Fund; as of October 31, 2016, the Fund held assets of $7.9 billion. As of October 31, 2016, Mr. Bennett also managed 14 other registered investment companies with total assets of $15.8 billion (advisory fees not based on account performance), 13 other pooled investment vehicles with total assets of $2.4 billion (advisory fees not based on account performance), and 213 other accounts with total assets of $20.5 billion (advisory fees based on account performance for 1 of these accounts with total assets of $92.4 million).

Michael G. Fry co-manages a portion of Vanguard International Value Fund; as of October 31, 2016, the Fund held assets of $7.9 billion. As of October 31, 2016, Mr. Fry also managed 11 other registered investment companies with total assets of $8.3 billion (advisory fees not based on account performance), 10 other pooled investment vehicles with total assets of $1.8 billion (advisory fees not based on account performance), and 169 other accounts with total assets of $14.3 billion (advisory fees based on account performance for 1 of these accounts with total assets of $92.4 million).

2. Material Conflicts of Interest

Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies as the portion of the Vanguard International Value Fund managed by Lazard (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described in this section). In addition, the Fund, as a registered investment company, is subject to different regulations from certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled because of limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account managing short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock, and restricted interests in funds managed by

Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork, and commitment; (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolio managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in a prospectus or other governing document, or otherwise, such as the benchmark corresponding to a particular investment strategy managed by Lazard) over the current fiscal year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account as well as performance of the account relative to peers. The portfolio manager’s bonus can also be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

4. Ownership of Securities

As of October 31, 2016, Mr. Bennett and Mr. Fry did not own any shares of Vanguard International Value Fund.

III. Vanguard Emerging Markets Select Stock Fund

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI Emerging Markets Index through July 31, 2013, and the FTSE Emerging Index thereafter over the preceding 36-month period. The Fund’s performance adjustment will not be fully operable until the fiscal quarter ended July 31, 2016.

For the fiscal years ended October 31, 2014, 2015, and 2016, the Fund incurred aggregate investment advisory fees of approximately $1,446,000 (before a performance-based increase of $104,000), $1,488,000 (before a performance-based increase of $8,000), and $1,407,000 (before a performance-based decrease of $75,000), respectively.

A. M&G Investment Management Limited (M&G)

M&G is a wholly owned subsidiary of Prudential plc (an insurance company based in the United Kingdom and not related to The Prudential Insurance Company of America).

1. Other Accounts Managed

Matthew Vaight manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Mr. Vaight also managed 1 other registered investment company with total assets of $302.6 million, 2 other pooled investment vehicles with total assets of $3 billion, and 1 other account with total assets of $834 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Mr. Vaight is compensated in line with standard M&G practice.

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people’s value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

  Base pay is used to reward inputs, reflecting the values of people’s knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.
  Bonus payment levels are closely aligned with “outputs,” chiefly investment performance but also other results, such as asset accumulation. Bonuses are discretionary, variable year on year, and reflect largely personal and team performance. Depending on the fund’s objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard Emerging Markets Select Stock Fund, the performance factor of the Fund manager’s bonus is dependent on the Fund’s performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary depending on the achieved percentile ranking in this peer group over these time periods.
  M&G’s long-term incentive plan, based on phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth.
  The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

In addition, each portfolio manager is eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

M&G’s remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

4. Ownership of Securities

As of October 31, 2016, Mr. Vaight did not own any shares of Vanguard Emerging Markets Select Stock Fund.

B. Oaktree Capital Management, L.P. (Oaktree)

Oaktree is a leading global investment management firm focused on alternative markets. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in distressed debt, corporate debt (including high-yield debt and senior loans), control investing, convertible securities, real estate, and listed equities. Oaktree was founded in 1995 by a group of principals who have worked together since the mid-1980s. Headquartered in Los Angeles, the firm has over 900 employees and offices in 18 cities worldwide.

Howard Marks is Co-Chairman of Oaktree. Mr. Marks serves as a trustee (since 2002) of the Investment Board of the University of Pennsylvania. Dr. Gutmann, a trustee of the Fund, also serves on the Board of the University of Pennsylvania in her capacity (since 2004) as President of the University. Although not required to do so, Dr. Gutmann voluntarily abstains from voting on the Fund’s investment advisory agreement with Oaktree.

1. Other Accounts Managed

Frank J. Carroll III and Timothy D. Jensen co-manage a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Mr. Carroll and Mr. Jensen also co-managed 7 other registered investment companies with total assets of $1.2 billion (advisory fees not based on account performance), 3 other pooled investment vehicles with total assets of $1.4 billion (advisory fees based on account performance for 1 of these accounts with total assets of $139 million), and 6 other accounts with total assets of $633 million (advisory fees based on account performance for 1 of these accounts with total assets of $189 million).

2. Material Conflicts of Interest

At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

The compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies, which are summarized here. Portfolio manager compensation generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multiyear period. The value of the portfolio managers’ equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance and is not specifically dependent on the performance of the funds and accounts they manage, on an absolute basis or relative to the funds’ specific benchmark, or the growth of such funds’, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. The portfolio managers also receive a percentage of the profits generated by the funds and accounts they manage. As a result, their compensation generally increases and decreases with the size and performance of such funds.

4. Ownership of Securities

As of October 31, 2016, Mr. Carroll and Mr. Jensen owned shares of Vanguard Emerging Markets Select Stock Fund in the $100,001–$500,000 range.

C. Pzena Investment Management, LLC (Pzena)

Pzena, based in New York, New York, was founded in 1995. In 2007, the firm completed an initial public offering, whereby the majority ownership of the firm was retained by the members of the Executive Committee and other employees.

1. Other Accounts Managed

Caroline Cai co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Ms. Cai also managed 4 other registered investment companies with total assets of $833 million (advisory fees not based on account performance), 33 other pooled investment vehicles with total assets of $5.2 billion (advisory fees based on account performance for 2 of these accounts with total assets of $542.9 million), and 34 other accounts with total assets of $6.9 billion (advisory fees based on account performance for 1 of these accounts with total assets of $73.8 million).

Allison Fisch co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Ms. Fisch also managed 4 other registered investment companies with total assets of $833 million (advisory fees not based on account performance), 15 other pooled investment vehicles with total assets of $2.3 billion (advisory fees based on account performance for 1 of these accounts with total assets of $256.7 million), and 16 other accounts with total assets of $3.9 billion (advisory fees not based on account performance).

John P. Goetz co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Mr. Goetz also managed 10 other registered investment companies with total assets of $8 billion (advisory fees based on account performance for 1 of these accounts with total assets of $5 billion), 39 other pooled investment vehicles with total assets of $5.7 billion (advisory fees based on account performance for 2 of these accounts with total assets of $542.9 million), and 49 other accounts with total assets of $8 billion (advisory fees based on account performance for 1 of these accounts with total assets of $73.8 million).

2. Material Conflicts of Interest

Conflicts of interest may arise in managing the Fund’s Portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing) and by managing all Accounts on a product-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, or brokerage restrictions.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders when it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Ms. Cai, Ms. Fisch, and Mr. Goetz and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he or she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking, which is contrary to the firm’s value investment philosophy. Ultimately, the equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. Ms. Cai, Ms. Fisch, and Mr. Goetz are equity owners of Pzena.

4. Ownership of Securities

As of October 31, 2016, Ms. Cai owned shares of Vanguard Emerging Markets Select Stock Fund in the $10,001–$50,000 range; Mr. Goetz owned shares of the Fund in the $100,001–$500,000 range; Ms. Fisch did not own shares of the Fund.

D. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

Cheryl M. Duckworth co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Ms. Duckworth also managed 11 other registered investment companies with total assets of $3.8 billion (advisory fees not based on account performance), 31 other pooled investment vehicles with total assets of $7.3 billion (advisory fees not based on account performance), and 74 other accounts with total assets of $25.9 billion (advisory fees based on account performance for 12 of these accounts with total assets of $4.5 billion).

Mark Mandel co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2016, the Fund held assets of $339.2 million. As of October 31, 2016, Mr. Mandel also managed 11 other registered investment companies with total assets of $3.8 billion (advisory fees not based on account performance), 31 other pooled investment vehicles with total assets of $7.3 billion (advisory fees not based on account performance), and 74 other accounts with total assets of $25.9 billion (advisory fees based on account performance for 12 of these accounts with total assets of $4.5 billion).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio, and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund.

A Portfolio Manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or may make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Ms. Duckworth and Mr. Mandel also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and Vanguard Trustees’ Equity Fund on behalf of Vanguard Emerging Markets Select Stock Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following information relates to the fiscal year ended October 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington

Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager may also be eligible for bonus payments based on his or her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Duckworth and Mr. Mandel are Partners.

4. Ownership of Securities

As of October 31, 2016, Ms. Duckworth owned shares of Vanguard Emerging Markets Select Stock Fund within the $100,001–$500,000 range; Mr. Mandel owned shares of Vanguard Emerging Markets Select Stock Fund in an amount exceeding $1 million.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with the unaffiliated advisors are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund’s outstanding voting securities in 30 days’ written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to Vanguard Diversified Equity Fund and Vanguard Alternative Strategies Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Alternative Strategies Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

Vanguard Diversified Equity Fund will purchase and sell shares of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds. The Fund will incur no brokerage commissions for these transactions.

During the fiscal years ended October 31, 2014, 2015, and 2016, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2014	2015	2016
International Value Fund[1]	$5,822,000	$5,031,000	$3,325,000
Emerging Markets Select Stock Fund	$457,000	$357,000	$386,000
Alternative Strategies Fund[2]	—	$46,000	$134,000

1 Lower cash flow into the Fund, as well as lower portfolio turnover, led to a decrease in brokerage commissions for the Fund during the fiscal year ended October 31, 2016.

2 The inception date for Vanguard Alternative Strategies Fund was August 11, 2015. The growth and trading activity of the Fund during the fiscal year ended October 31, 2016, resulted in an increase in brokerage commissions as compared to the prior period.

Some securities that are considered for investment by the Funds may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of October 31, 2016, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
International Value Fund	Barclays Inc.	$27,443,000
	BNP Paribas Securities Corp.	77,721,000
	Credit Suisse Securities (USA) LLC.	32,582,000
	HSBC Securities (USA) Inc.	44,264,000

Diversified Equity Fund	—	—

Emerging Markets Select Stock Fund	—	—

Alternative Strategies Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated responsibility for monitoring proxy voting activities to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).

Actions of committee(s) on which nominee serves demonstrate serious failures of governance (e.g., unilaterally acting to significantly reduce shareholder rights, failure to respond to previous vote results for directors and shareholder proposals).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Proxy access

We believe that long-term investors may benefit from having proxy access, or the opportunity to place director nominees on a company’s proxy ballot. In our view, this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

That said, we also believe that proxy access provisions should be appropriately limited to avoid abuse by investors who lack a meaningful long-term interest in the company. As such, we generally believe that a shareholder or group of shareholders representing 3% of a company’s outstanding shares held for at least three years should be able to nominate directors for up to 20% of the seats on the board.

We will review proposals regarding proxy access case by case. The funds will be most likely to support access provisions with the terms described above, but they may support different thresholds based on a company’s other governance provisions, as well as other relevant factors.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval

Company requires senior executives to hold a minimum amount
of company stock (frequently expressed as a multiple of salary).
Company requires stock acquired through equity awards to be
held for a certain period of time.
Compensation program includes performance-vesting awards,
indexed options, or other performance-linked grants.
Concentration of equity grants to senior executives is limited
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

B. Bonus plans

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.
Annual equity grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without
shareholder approval.
Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A.	Shareholder rights plans (poison pills)
A	company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval

Plan is relatively short term (3-5 years).
Plan requires shareholder approval for renewal.
Plan incorporates review by a committee of independent
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).
Highly independent, non-classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Increase in authorized shares

Factors Against Approval

Plan is long term (>5 years).
Renewal of plan is automatic or does not require shareholder approval.
Board with limited independence.

Ownership trigger is less than 15%.
Classified board.

The funds are supportive of companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. We will generally approve increases of up to 50% of the current share authorization, but will also consider a company’s specific circumstances and market practices.

C. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

D. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

E. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

F. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

G. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the FRB) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. A summary of the procedures and guidelines is available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended October 31, 2016, appearing in the Funds‘ 2016 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

Moody’s Rating Symbols

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba—Judged to be speculative obligations, they are subject to substantial credit risk.

B—Considered to be speculative obligations, they are subject to high credit risk.

Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.

Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations. Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations. Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations. Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.

The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s:

Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG—Indicates speculative credit quality with questionable margins of protection.

Standard and Poor’s Rating Symbols

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor’s:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:

SP-1—This designation indicates a strong capacity to pay principal and interest. SP-2—This designation indicates a satisfactory capacity to pay principal and interest. SP-3—This designation indicates a speculative capacity to pay principal and interest.

SAI 046 022017

PART C

VANGUARD TRUSTEES’ EQUITY FUND

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 74 dated May 28, 2015, is hereby incorporated by reference.
(b)	By-Laws, filed with Post-Effective Amendment No. 53 on December 23, 2010, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contracts, for Lazard Asset Management LLC, filed with Post-Effective Amendment No. 44 on July 27, 2006; for Edinburgh Partners Limited, filed with Post-Effective Amendment No. 49 dated July 23, 2008; for ARGA Investment Management, LP, filed with Post-Effective Amendment No. 62 on August 2, 2012; and for M&G Investment Management Limited, for Oaktree Capital Management, L.P., for Pzena Investment Management, LLC, and for Wellington Management Company LLP, filed with Post-Effective Amendment No. 69 dated February 26, 2014, are hereby incorporated by reference. The Vanguard Group, Inc. provides investment advisory services to Vanguard Diversified Equity Fund and Vanguard Alternative Strategies Fund at cost pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for The Bank of New York Mellon, filed with Post-Effective Amendment No. 69 dated February 26, 2014; and for Brown Brothers Harriman & Co., filed with Post-Effective Amendment No. 74 dated May 28, 2015, are hereby incorporated by reference.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective Amendment No. 60 dated February 24, 2012, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for Lazard Asset Management LLC, for Edinburgh Partners Limited, and for The Vanguard Group, Inc., filed with Post-Effective Amendment No. 71 dated February 25, 2015;
and	for Oaktree Capital Management, L.P., for Pzena Investment Management, LLC, and for
M&G	Investment Management Limited, filed with Post-Effective Amendment No. 76 dated
February	25, 2016, are hereby incorporated by reference. For Wellington Management
Company	LLP and for ARGA Investment Management, LP, are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

ARGA Investment Management, LP (ARGA) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of ARGA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by ARGA pursuant to the Advisers Act (SEC File No. 801-77018).

Edinburgh Partners Limited (Edinburgh Partners) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Edinburgh Partners, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Edinburgh Partners pursuant to the Advisers Act (SEC File No. 801-63714).

Lazard Asset Management LLC (Lazard) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).

M&G Investment Management Limited (M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of M&G, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

Oaktree Capital Management, L.P. (Oaktree), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Oaktree, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Oaktree pursuant to the Advisers Act (SEC File No. 801-48923).

Pzena Investment Management, LLC (Pzena) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).

Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisors Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of more than 190 mutual funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
F. William McNabb III	Director and Chairman	Chairman and Chief Executive Officer
Glenn W. Reed	Director	None
Mortimer J. Buckley	Director and Senior Vice President	None
Martha G. King	Director and Senior Vice President	None
Chris D. McIsaac	Director and Senior Vice President	None
Anne E. Robinson	Director and Senior Vice President	Secretary
Karin Risi	Director and Managing Director	None
Thomas Rampulla	Director and Senior Vice President	None
Michael Rollings	Director	None
Natalie Bej	Chief Compliance Officer	Chief Compliance Officer
Matthew Benchener	Principal	None
Jack Brod	Principal	None
James M. Delaplane Jr.	Principal	None
Kathleen A. Graham-Kelly	Principal	None
Phillip Korenman	Principal	None
Mike Lucci	Principal	None
Alba E. Martinez	Principal	None
Brian McCarthy	Principal	None
Frank Satterthwaite	Principal	None
Christopher Sicilia	Principal	None
Tammy Virnig	Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Amy M. Laursen	Financial and Operations Principal	None
Timothy P. Holmes	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Michael L. Kimmel	Assistant Secretary	None
Marc P. Lindsay	Assistant Secretary	None
Caroline Cosby	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s and The Custodians, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110-1548, Bank of New York Mellon, One Wall Street, New York, NY 10286; and the Registrant’s investment advisors at their respective locations identified in Part B of this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of February, 2017.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_________/s/ F. William McNabb III*____________

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief Executive	February 22, 2017
Officer
F. William McNabb III
/s/ Emerson U. Fullwood*	Trustee	February 22, 2017
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	February 22, 2017
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	February 22, 2017
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	February 22, 2017
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	February 22, 2017
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	February 22, 2017
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	February 22, 2017
Scott C. Malpass
/s/ André F. Perold*	Trustee	February 22, 2017
André F. Perold
/s/ Peter F. Volanakis*	Trustee	February 22, 2017
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	February 22, 2017
Thomas J. Higgins

*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016, see File Number 33-32548, Incorporated by Reference.

INDEX TO EXHIBITS

Other Opinions, Consent of Independent Registered Public Accounting Firm.	Ex-99.J
Rule 18f-3 Plan	Ex-99.N
Codes of Ethics, Wellington Management Company LLP	Ex-99.P
Codes of Ethics, ARGA Investment Management, LP	Ex-99.P